                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               KIRBY CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 STEVE HOLCOMB
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                               KIRBY CORPORATION
                             (A NEVADA CORPORATION)
                        1775 ST. JAMES PLACE, SUITE 300
                                 P. O. BOX 1745
                             HOUSTON, TX 77251-1745

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 19, 1994

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the 1994 Annual Meeting of Stockholders of Kirby Corporation ("Kirby") will be held at the J. W. Marriott Houston Hotel, 5150 Westheimer, in the Harris Room, Houston, Texas, on the 19th day of April, 1994, at 10:00 A.M. (local time) for the following purposes:

          1. To elect eight (8) directors to hold office until the next annual election of directors by stockholders or until their respective successors shall have been duly elected and shall have qualified;

          2. To consider and act upon a proposal to approve the 1994 Employee Stock Option Plan for Kirby Corporation;

          3. To consider and act upon a proposal to approve the 1994 Nonemployee Director Stock Option Plan for Kirby Corporation;

          4. To consider and act upon a proposal to approve the 1993 Stock Option of Kirby Corporation for Robert G. Stone, Jr.;

          5. To consider and act upon a proposal to amend the 1989 Director Stock Option Plan for Kirby Exploration Company, Inc. reducing the number of stock options automatically granted to future directors from 10,000 shares of Kirby Common Stock to 5,000 shares of Kirby Common Stock; and

          6. To transact such other business that may properly come before the meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on March 1, 1994, as the Record Date for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting. The stock transfer books will not be closed.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          HENRY GILCHRIST, SECRETARY
Dated: March 18, 1994

PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                               KIRBY CORPORATION
                             ---------------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 19, 1994
                             ---------------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed Proxy Statement is furnished in connection with the solicitation of proxies on behalf of Kirby Corporation ("Kirby"), a Nevada corporation, for the 1994 Annual Meeting of Stockholders to be held on April 19, 1994, and any adjournment thereof at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     The executive offices of Kirby are located at 1775 St. James Place, Suite 300, Houston, Texas 77056. Kirby's mailing address is P. O. Box 1745, Houston, Texas 77251-1745.

     The Notice of Annual Meeting of Stockholders, this Proxy Statement, the proxy card and Kirby's Annual Report to Stockholders, which includes Kirby's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, are first being mailed to stockholders on or about March 18, 1994.

     The record date for determination of stockholders entitled to vote in person or by proxy at the Annual Meeting was the close of business on March 1, 1994. As of the close of business on March 1, 1994 there were 28,274,383 outstanding shares of Kirby Common Stock, par value $0.10 per share (the "Common Stock").

     Each outstanding share of Common Stock entitles the holder to one vote on all matters to be acted upon at the meeting. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting is required for the election of directors, and approval of the 1994 Employee Stock Option Plan for Kirby Corporation (the "1994 Employee Plan"), the 1994 Nonemployee Director Stock Option Plan for Kirby Corporation (the "1994 Director Plan"), the 1993 Stock Option of Kirby Corporation for Robert G. Stone, Jr. (the "Stone Option") and the amendment to the 1989 Director Stock Option Plan of Kirby Exploration Company, Inc. (the "1989 Director Plan"). Abstentions and broker non-votes will be counted for purposes of determining a quorum, but shall not be counted as voting for purposes of determining whether a nominee or proposal has received the necessary number of votes for election of the nominee or approval of the proposal.

     Shares represented by proxies will be voted for or against the election of each nominee director named in the proxy card and the other proposals in accordance with the specifications made on the proxy card by the stockholder and, if no specification is made, will be voted in favor of the election of such nominee directors, and the other proposals.

     Whether or not you expect to be personally present at the meeting, you are requested to mark, date, sign and return the enclosed proxy card. Any stockholder giving a proxy in the form of the accompanying proxy card has the right to revoke the proxy by presenting a duly executed proxy bearing a later date, by attending the meeting and voting in person or by written notification to the Secretary of Kirby prior to the meeting.

     In addition to proxy soliciting material mailed to the stockholders, officers and employees of Kirby may communicate with stockholders personally or by telephone, telegraph, telephone facsimile or by mail to solicit their proxy. Kirby has also retained the services of Corporate Investor Communications, Inc. ("CIC"), Carlstadt, New Jersey, to assist in the solicitation of proxies for a fee estimated at $6,500 plus out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries will, in connection with shares of Common Stock registered in their names, be requested to forward solicitation material to the beneficial owners of such shares and to secure their voting instructions. The costs of such solicitation will be borne by Kirby.

                         ELECTION OF DIRECTORS (ITEM 1)

     The Bylaws of Kirby provide that the Board of Directors shall consist of not fewer than three (3) nor more than fifteen (15) members and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors at any meeting or by the stockholders at the annual meeting. By resolution of the Board of Directors at its January 18, 1994 meeting, the number of directors constituting the Board of Directors was set at eight (8).

     Unless otherwise instructed by Kirby's stockholders, the persons named in the enclosed proxy card will vote the shares represented by such proxy for the election of the eight (8) nominees named in this Proxy Statement to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and shall have qualified. No circumstances are presently known that would render any nominees named herein unable or unwilling to serve. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of Kirby, then the persons named as proxies in the enclosed proxy card intend to vote the shares represented in such proxy for the election of such person or persons as may be nominated or designated by the Board of Directors.

     With the exception of Mr. P. T. Bee, who is retiring, the following nominees constitute the current Board of Directors of Kirby:

                                                                SHARES OF
                                                               COMMON STOCK
                           NOMINEE, AGE,                       BENEFICIALLY
                       PRINCIPAL OCCUPATION,                     OWNED ON        PERCENT
                       SERVICE AS DIRECTOR,                      MARCH 1,       OF COMMON
                        OTHER DIRECTORSHIPS                      1994(1)        STOCK (1)
                       ---------------------                    ---------       ---------
    George F. Clements, Jr; age 68; Independent Oil and Gas
      Producer and Private Investor............................   20,000(2)           *
      Mr. Clements has served as a director of Kirby since
      1985. Mr. Clements currently serves as a director of
      Putnam Trust Company.
    J. Peter Kleifgen; age 50; Personal Investments............   25,000(2)(3)        *
      Mr. Kleifgen has served as a director of Kirby since
      1983.
    William M. Lamont, Jr.; age 45; Personal Investments.......   13,142(2)(4)        *
      Mr. Lamont has served as a director of Kirby since 1979.
    C. W. Murchison, III; age 47; Personal Investments.........   10,000(2)(5)        *
      Mr. Murchison has served as a director of Kirby since
      1983. Mr. Murchison currently serves as a director of
      Centex Corporation.
    George A. Peterkin, Jr.; age 66; President and Chief
      Executive Officer of Kirby...............................   773,510(6)       2.7%
      Mr. Peterkin has served as President and a director of
      Kirby since 1973.
    J. H. Pyne; age 46; President of Dixie Carriers, Inc., a
      wholly owned subsidiary of Kirby.........................   132,250(7)          *
      Mr. Pyne has served as a director of Kirby since 1988 and
      Executive Vice President of Kirby since 1992.
    Robert G. Stone, Jr.; age 71; Personal Investments.........   140,450(2)(8)(9)       *
      Mr. Stone has served as Chairman of the Board and a
      director of Kirby since 1983. Mr. Stone currently serves
      as a director of BHP Company, The Chubb Corporation,
      Corning Incorporated, Core Industries, Inc., The Japan
      Fund, Inc., Nova Care, Inc. The Pittston Company, Tandem
      Computers Incorporated, First Boston Investment Funds,
      Inc., Tejas Gas Corporation and various funds managed by
      Scudder Stevens & Clark, Inc.

                                             (Table continued on following page)

                                                                SHARES OF
                                                               COMMON STOCK
                           NOMINEE, AGE,                       BENEFICIALLY
                       PRINCIPAL OCCUPATION,                     OWNED ON        PERCENT
                       SERVICE AS DIRECTOR,                      MARCH 1,       OF COMMON
                        OTHER DIRECTORSHIPS                      1994(1)        STOCK (1)
                       ---------------------                    ---------       ---------
    J. Virgil Waggoner; age 66; President and Chief Executive
      Officer of Sterling Chemicals, Inc.......................   13,000(2)           *
      Mr. Waggoner has served as a director of Kirby since
      July, 1993.

- ---------------

 * Less than 1%.

(1) Except as otherwise indicated, each of the persons named has sole voting and dispositive power with respect to the shares reported. The number of shares and percentage of ownership of Common Stock for each of the persons named assumes that shares of Common Stock issuable to such person upon the exercise of stock options within sixty days subsequent to the Record Date are outstanding.

(2) Includes 10,000 shares issuable pursuant to stock options exercisable within sixty days subsequent to the Record Date.

(3) Includes 2,000 shares of which Mr. Kleifgen is custodian for his sons, A. Robert and John W. Kleifgen, under the Uniform Gift to Minors Act.

(4) Does not include 409,069 shares owned beneficially and of record by his wife, Mary Noel Lamont, or 505,171 shares owned by trusts of which Ms. Lamont is the beneficiary, of which all 914,240 shares, Mr. Lamont disclaims any beneficial ownership.

(5) Does not include 305,390 shares owned by trusts created for the benefit of members of the C. W. Murchison, Jr. and John D. Murchison families of which Bankers Trust Company of Texas ("Bankers") is trustee. Mr. C. W. Murchison, III is the President, Treasurer and a Director, as well as a stockholder, of Bankers. Mr. Murchison disclaims beneficial ownership of such 305,390 shares.

(6) Includes 85,000 shares issuable pursuant to stock options exercisable within sixty days subsequent to the Record Date. Also includes 107,500 shares owned by thirteen trusts for which Mr. Peterkin is trustee and the beneficiaries of which are four of his grandchildren, two grandnieces, one grandnephew and two of the grandchildren of his wife, Nancy G. Peterkin. Mr. Peterkin disclaims beneficial ownership of the shares held by such trusts.

(7) Includes 85,000 shares issuable pursuant to stock options exercisable within sixty days subsequent to the Record Date. Does not include 100 shares of which Mr. Pyne is custodian for his son, Samuel H. Pyne, under the Uniform Gifts to Minors Act and of which Mr. Pyne disclaims beneficial ownership.

(8) Does not include 6,405 shares owned by a trust of which Mr. Stone is the trustee and of which he has a contingent remainder interest and 10,000 shares owned by a trust of which Mr. Stone is trustee. Also does not include 16,000 shares owned by his wife. Mr. Stone disclaims beneficial ownership of the foregoing shares.

(9) Includes 10,000 shares issuable pursuant to the Stone Option exercisable within sixty days subsequent to the record date, which stock option is subject to stockholder approval. For a description of the Stone Option see "Proposal to Approve the 1993 Stock Option for Robert G. Stone, Jr."

     Mr. P. T. Bee, a director of Kirby since 1976, is retiring from the Board of Directors effective April 19, 1994 and, therefore, is not a nominee for election to the Board at the 1994 Annual Meeting of Stockholders.

     Each director of Kirby has been engaged in their respective principal occupation for the past five years. Mr. William M. Lamont, Jr. is related by marriage to Mr. C. W. Murchison, III by reason of Mr. Lamont's marriage to Mr. Murchison's cousin. Other than described above, no nominees are related to another nominee nor to any executive officer of Kirby or its subsidiaries or affiliates.

     Mr. Henry Gilchrist, Secretary and General Counsel, served as director of Kirby from 1976 to June, 1987. In July, 1987, he was elected by the Board of Directors to serve as an Advisory Director of Kirby. In his capacity as an Advisory Director, Mr. Gilchrist is invited to attend meetings of the Board of Directors and to participate in Board discussions. However, Mr. Gilchrist is not entitled to vote on matters submitted for Board approval and is not involved in the administration or management of Kirby. Mr. Gilchrist also serves as an advisory member of the Compensation Committee of the Board of Directors. See "Board and Committee Meetings." Mr. Gilchrist is invited to attend these committee meetings and participate in committee discussions, but is not entitled to vote on matters submitted for committee approval. The selection of advisory directors and advisory committee members is made by the Board of Directors, and stockholders do not have a vote on these selections. Mr. Gilchrist is a member of the law firm of Jenkens & Gilchrist, a Professional Corporation. During the period from January 1, 1993 to December 31, 1993, Kirby retained such firm to perform various legal services. Kirby expects to retain Jenkens & Gilchrist, a Professional Corporation, to perform legal services in 1994.

BOARD AND COMMITTEE MEETINGS

     During 1993, there were six meetings of the Board of Directors. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and of the committees of the Board on which such director served.

     Audit Committee -- Kirby's Audit Committee presently consists of four nonemployee directors: George F. Clements, Jr. (Chairman), P. T. Bee, J. Peter Kleifgen and C. W. Murchison, III. During 1993, the Audit Committee held five meetings. The Audit Committee meets with representatives of management, Kirby's independent public accountants and with the internal audit staff and discusses with each group independently of the other any recommendations or matters that either considers to be of significance. The Audit Committee reviews with the independent public accountants and management the plan and scope of the audit for each year, the status of the audit during the year, the results of such audit when completed and the fees for services performed. The Audit Committee also reviews with management, Kirby's internal auditor and the independent public accountants, the adequacy of the system of internal controls and recommendations made by the independent public accountants as to changes in accounting procedures and internal accounting controls. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of non-audit services by Kirby's independent public accountants and for recommending the engagement or discharge of Kirby's independent public accountants.

     Compensation Committee -- Kirby's Compensation Committee presently consists of five nonemployee directors: William M. Lamont, Jr. (Chairman), George F. Clements, Jr., P. T. Bee, Robert G. Stone, Jr. and J. Virgil Waggoner. Henry Gilchrist also serves on the Compensation Committee as an Advisory Member. During 1993, the Compensation Committee held five meetings. The Compensation Committee reviews the salaries, bonuses and other forms of compensation for officers and key employees of Kirby and makes recommendations to the Board of Directors with respect thereto. In addition, the Compensation Committee also reviews the granting of options under Kirby's employee stock option plans and, if applicable, makes recommendations to the Board of Directors regarding such grants or, if designated in a plan or by the Board of Directors, actually grants stock options.

     Executive Committee -- Kirby's Executive Committee is presently composed of Robert G. Stone, Jr., George A. Peterkin, Jr., P. T. Bee and J. H. Pyne. Kirby's Executive Committee has all the powers and authorities of the Board of Directors in the management and business affairs of Kirby when the Board is not in session, except the power or authority to fill vacancies in the membership of the Board of Directors, amend the Bylaws of Kirby or fill vacancies in the membership of the Executive Committee. The Executive Committee did not hold any formal meetings in 1993.

     The Board of Directors of Kirby does not have a standing nominating committee.

DIRECTOR COMPENSATION

     Directors who were not otherwise employed by Kirby, as well as the Advisory Director, were paid an annual retainer of $10,000 during 1993 and received an additional fee of $750 for attendance at each meeting of the Board of Directors. Directors and the Advisory Director were paid a fee of $500 for attendance at each meeting of a committee; provided however, that if a committee meeting was on the same day and at the same place as a meeting of the Board of Directors, the attendance fee for such committee meeting was $250. Committee Chairmen receive an additional $2,500 per year. Directors and the Advisory Director were reimbursed for reasonable expenses incurred for attendance at the meetings.

DIRECTOR STOCK OPTION PLANS

     Kirby has in effect the 1989 Director Plan. The 1989 Director Plan provides for the granting to directors of Kirby who are not employees of Kirby or its subsidiaries of Nonincentive Stock Options to purchase Common Stock ("1989 Director Options") and the use of already owned Common Stock as payment for the exercise price of 1989 Director Options.

     The purpose of the 1989 Director Plan is to advance the interest of Kirby by providing additional incentives to attract and retain qualified and competent nonemployee directors, upon whose efforts and judgement the success of Kirby (including its subsidiaries) is largely dependent.

     The grant of 1989 Director Options under the 1989 Director Plan is automatic. Pursuant to the 1989 Director Plan, each nonemployee director who was a director on July 25, 1989, the date of adoption of the 1989 Director Plan, received a 1989 Director Option that expires on July 25, 1999, and Mr. Waggoner received a Director Option on July 20, 1993 that expires on July 20, 2003, exercisable for 10,000 shares of Common Stock at the fair market value of such Common Stock on the date of grant. If the 1989 Director Plan is not amended as proposed, any future nonemployee director of Kirby (who was not previously a director of Kirby) will be granted a Director Option for 10,000 shares of Common Stock on the date such nonemployee director is elected as a director, at an exercise price equal to the fair market value of the Common Stock on the date of grant. The 1989 Director Plan does not provide for any other grants of 1989 Director Options.

     Currently, Messrs. Bee, Clements, Kleifgen, Lamont, Murchison and Stone each hold 1989 Director Options currently exercisable for 10,000 shares of Common Stock at $7.5625 per share and Mr. Waggoner holds a 1989 Director Option currently exercisable for 10,000 shares of Common Stock at $18.625 per share. Under the provisions of the 1989 Director Plan, after Mr. Bee's retirement on April 19, 1994, he will have until May 19, 1994 to exercise his 10,000 shares of 1989 Director Options.

     On July 20, 1993, the Board of Directors of Kirby granted, subject to stockholder approval, Robert G. Stone a stock option exercisable for 25,000 shares of Common Stock at an exercise price of $18.625 per share. For a description of this stock option, see Item 4.

     The Board of Directors of Kirby, on January 18, 1994, adopted the 1994 Director Plan and also adopted an amendment of the 1989 Director Plan, which amendment reduces the number of stock options automatically granted to future directors from 10,000 shares of Common Stock to 5,000 shares of Common Stock. Both the 1994 Director Plan and the amendment to the 1989 Director Plan are subject to stockholder approval. The 1994 Director Plan granted, subject to stockholder approval, to each of Messrs. Bee, Clements, Kleifgen, Lamont, Murchison, Stone, Waggoner and Gilchrist on January 18, 1994 a stock option exercisable for 1,500 shares of Common Stock with an exercise price per share of $21.375. If Messrs. Clements, Kleifgen, Lamont, Murchison and Stone are reelected and Mr. Waggoner is elected in April, 1994 (and Mr. Gilchrist is an Advisory Director on April 20, 1994), they will each receive on April 20, 1994 a stock option exercisable for 1,500 shares of Common Stock with an exercise price per share equal to the fair market value of a share of Common Stock on such date of grant. Mr. Bee will have until April 19, 1995 to exercise his stock option granted under the 1994 Director Plan for 1,500 shares of Common Stock. For a description of the 1994 Director Plan and the amendment to the 1989 Director Plan, see Items 3 and 5, respectively.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes thereto set forth certain information as of March 1, 1994 concerning persons known to Kirby to own beneficially 5% or more of Kirby's outstanding Common Stock together with information concerning beneficial ownership by Kirby's highest paid nondirector executive officers who received cash compensation in excess of $100,000 for 1993 and Kirby's directors and executive officers as a group.

                                                                  SHARES OF
                                                                 COMMON STOCK
                                                                 BENEFICIALLY         PERCENT
                                                                   OWNED ON             OF
                                                                   MARCH 1,           COMMON
                               NAME                                1994(1)            STOCK(1)
                               ----                              ------------         --------
    Dietche & Field Advisers, Inc..............................   2,105,200(2)        7.4%
    Ark Asset Management Co., Inc..............................   1,468,400(3)        5.2%
    Luther King Capital Management Corporation.................   1,414,777(4)        5.0%
    Brian K. Harrington........................................      43,500(5)         *
    Ronald C. Dansby...........................................      36,250(6)         *
    Steven M. Bradshaw.........................................      28,850(7)         *
    Directors and executive officers as a group (17 in
      number)..................................................   1,336,046(8)        4.7%

- ---------------

 * Less than 1%

(1) Except as otherwise indicated, each of the persons named has sole voting and dispositive power with respect to the shares reported. The number of shares and percentage of ownership of Common Stock for each of the persons named assumes that shares of Common Stock issuable upon the exercise of stock options within sixty days subsequent to the Record Date are outstanding.

(2) Based on information provided to Kirby by Dietche & Field Advisers, Inc. ("D&FA") dated February 1, 1994. The address of D&FA is 437 Madison Avenue, 33rd Floor, New York, New York 10022.

(3) Based on the Schedule 13G, dated February 7, 1994, filed by ARK Asset Management Co., Inc. with the Securities and Exchange Commission ("SEC"). These shares comprise shares owned by various accounts for which ASM is an investment advisor. The address of ASM is One New York Plaza, 29th Floor, New York, New York 10004.

(4) Based on the Schedule 13G, dated February 3, 1994, filed by Luther King Capital Management ("LKCM") with the SEC. These shares comprise 1,388,252 shares owned by various portfolios LKCM manages and 26,525 shares owned by LKCM's officers and employees and their relatives. The address of LKCM is 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102.

(5) Includes 42,500 shares issuable pursuant to stock options exercisable within 60 days subsequent to the Record Date.

(6) Includes 36,250 shares issuable pursuant to stock options exercisable within 60 days subsequent to the Record Date.

(7) Includes 28,750 shares issuable pursuant to stock options exercisable within 60 days subsequent to the Record Date.

(8) Includes 410,750 shares that directors and executive officers have the right to acquire within 60 days subsequent to the Record Date through the exercise of stock options.

     Kirby believes that the children of C. W. Murchison, Jr. (deceased) and John D. Murchison (deceased) and trusts created for their benefit collectively owned approximately 8.8% of the outstanding Common Stock as of the Record Date. Kirby has also been advised by such owners that they do not consider themselves to be a group or under common control.

COMPENSATION OF EXECUTIVE OFFICERS

     The total cash compensation paid for each of the three years ended December 31, 1991, 1992 and 1993 to the Chief Executive Officer, George A. Peterkin, Jr., and the other four most highly paid executive officers who received cash compensation in excess of $100,000 for 1993 (collectively, the "named Executive Officers"), is set forth in the following Summary Compensation Table.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                        COMPENSATION
                                                                           AWARDS
                                                ANNUAL COMPENSATION        ------           ALL
              NAME AND                         ----------------------      OPTIONS/        OTHER
         PRINCIPAL POSITION          YEAR      SALARY($)     BONUS($)      SARS(#)      COMPENSATION($)
         ------------------          ----      --------      --------      -------       --------------
George A. Peterkin, Jr.............. 1993      $309,360      $     --(1)   30,000       $    --(2)
  President, Director and Chief      1992       286,027        75,000      10,000        34,361
  Executive Officer of Kirby         1991       284,360        40,000          --        34,238
J. H. Pyne.......................... 1993       209,360            --(1)   30,000            --(2)
  President of Dixie, Executive Vice 1992       199,360       100,000      20,000        35,567
  President and Director of Kirby    1991       184,360        90,000          --        34,238
Brian K. Harrington................. 1993       160,960            --(1)   25,000            --(2)
  Senior Vice President and          1992       135,177        66,000      15,000        29,586
  Treasurer                          1991       110,880        75,000          --        23,704
  of Kirby
Ronald C. Dansby(3)................. 1993       170,060            --(1)   25,000            --(2)
  President of Dixie Marine, Inc.
  and
  Vice President of Kirby
Steven M. Bradshaw(3)............... 1993       135,360            --(1)   20,000            --(2)
  Executive Vice President of Dixie
  and Vice President of Kirby

- ---------------

(1) Bonuses for the 1993 year, payable in 1994, have not been determined as of the date of Proxy Statement.

(2) Represents the aggregate value of Kirby's contributions under Kirby's Profit Sharing Plan, 401-K Plan and Excess Benefit Plan. Kirby's contributions under these deferred contributions plans for the 1993 year have not been determined as of the date of this Proxy Statement, except for Kirby's matching contributions under Kirby's 401-K Plan pursuant to which Kirby's matching contributions to the individual accounts were as follows: George A. Peterkin, Jr. -- $4,505; J. H. Pyne -- $6,000; Brian K.
    Harrington -- $4,557; Ronald C. Dansby -- $4,821; and Steven M.
    Bradshaw -- $3,465.

(3) Messrs. Dansby and Bradshaw became executive officers in 1993, therefore, their compensation prior to 1993 is omitted.

     The following table discloses, for each of the named Executive Officers, options granted during the year ended December 31, 1993. The amounts shown for each of the named Executive Officers as potential realizable values for such options are based on assumed annual rates of stock price appreciation of 0%, 5% and 10% over the full ten year term of the options. The amounts shown as potential realizable value for all stockholders as a group represent the corresponding increases in the market value of 28,274,383 outstanding shares of Common Stock held by all stockholders as of December 31, 1993, No gain to the optionees is possible without an increase in the stock price that would benefit all stockholders proportionately. These potential realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable SEC regulations. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                                                           POTENTIAL REALIZED VALUE
                                                                                            AT ASSUMED ANNUAL RATES
                                                  INDIVIDUAL GRANTS                              OF STOCK PRICE
                                 ---------------------------------------------------              APPRECIATION
                                                % OF TOTAL                                       FOR OPTION TERM
                                               OPTIONS/SARS                           ------------------------------------
                                                GRANTED TO     EXERCISE                   0%           5%            10%
                                                 EMPLOYEES     OR BASE                  ANNUAL       ANNUAL         ANNUAL
                                 OPTIONS/SARS    IN FISCAL      PRICE     EXPIRATION    GROWTH       GROWTH         GROWTH
              NAME               GRANTED(#)(1)    YEAR         ($/SH)       DATE      RATE($)(2)  RATE($)(2)     RATE($)(2)
              ----               -------------   ---------     -------    ----------  ----------  ----------     ----------
George A. Peterkin, Jr..........  30,000          8.38%       $12.9375   01-19-2003   $      0   $   244,089     $    618,875
J. H. Pyne......................  30,000          8.38%        12.9375   01-19-2003          0       244,089          618,875
Brian K. Harrington.............  15,000          4.19%        12.9375   01-19-2003          0       122,045          309,285
                                  10,000          2.79%        16.5625   04-20-2003          0       104,161          263,964
Ronald C. Dansby................  15,000          4.19%        12.9375   01-19-2003          0       122,045          309,285
                                  10,000          2.79%        18.1875   12-08-2003          0       114,380          289,862
Steven M. Bradshaw..............  10,000          2.79%        12.9375   01-19-2003          0        81,363          206,190
                                  10,000          2.79%        18.1875   12-08-2003          0       114,380          289,862
All stockholders as a group.....     N/A           N/A             N/A          N/A          0   380,081,861(3)   963,202,061(3)

- ---------------

(1) These options become exercisable 25% after one year, 50% after two years, 75% after three years and 100% after four years of the date of grant. The exercise price for these options may be paid with already owned shares of Common Stock. No stock appreciation rights were granted with these stock options.

(2) For stock options, the value is based on the exercise price per share of Common Stock, which was the average of the high and low sales price per share of Common Stock on the date of grant on the American Stock Exchange ("AMEX") as reported by The Wall Street Journal.

(3) For stockholders as a group, the value is based on $21.375 per share of Common Stock, which was the closing price per share of Common Stock on December 31, 1993 on the AMEX as reported by The Wall Street Journal and 28,274,383 outstanding shares of Common Stock as of December 31, 1993.

     The following table discloses for each of the named Executive Officers, their option exercises in the last fiscal year and the values for their options at December 31, 1993.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      DECEMBER 31, 1993 OPTION/SAR VALUES

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                                  OPTIONS/SARS             IN-THE-MONEY OPTIONS/SARS
                          SHARES                            AT DECEMBER 31, 1993(#)        AT DECEMBER 31, 1993($)(2)
                        ACQUIRED ON         VALUE         ----------------------------    ----------------------------
        NAME            EXERCISE(#)    REALIZED($)(1)     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----            -----------    ---------------    -----------    -------------    -----------    -------------
George A. Peterkin,
  Jr. ...............           0         $       0         137,500          37,500       $ 2,300,156      $ 316,406
J. H. Pyne...........      45,000           645,000          73,750          51,250         1,109,609        458,203
Brian K.
  Harrington.........           0                 0          32,500          42,500           437,735        351,640
Ronald C. Dansby.....           0                 0          28,750          41,250           382,187        316,875
Steven M. Bradshaw...           0                 0          25,000          25,000           373,672        162,890

- ---------------

(1) Based on the closing price per share of Common Stock on the date of exercise on the AMEX as reported by The Wall Street Journal.

(2) Based on $21.375 per share of Common Stock, which was the closing price per share of Common Stock on December 31, 1993 on the AMEX as reported by The Wall Street Journal.

COMPENSATION AGREEMENTS

     Dixie has a Deferred Compensation Agreement with J. H. Pyne in connection with his employment as President of Dixie. The agreement provides for benefits to Mr. Pyne totaling $4,175 per month commencing upon the later of his severance from the employment of Dixie or his 65th birthday and continuing until the month of his death. If Mr. Pyne should die prior to receiving such deferred compensation, the agreement provides for monthly payments to his beneficiary for a period of sixty months. The agreement also provides that no benefits will be paid if Mr. Pyne is terminated for cause (as defined in the agreement). Also, payments will be reduced by 50% should Mr. Pyne leave Dixie for any reason prior to January 31, 1995.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors of Kirby has a standing Compensation Committee whose functions are to (1) make recommendations to the Board of Directors regarding compensation policies, including salary, bonuses and other compensation and (2) make recommendations to the Board of Directors regarding the granting of stock options under Kirby's stock option plans. The Compensation Committee held five meetings in 1993. In 1993, the Board of Directors did not modify or reject in any material way any action or recommendation of the Compensation Committee.

     Compensation of executive officers is based primarily on three elements:
(1) base salary, (2) annual incentives, such as bonuses, and (3) long-term incentives, primarily stock options. The basic goal is to pay compensation comparable to similar corporations, giving due regard to relative financial performance, and to tie annual incentives and long-term incentives to corporate performance and a return to the Kirby stockholders.

     With regard to base salary, the objective is to set compensation at somewhat below the competitive median for similar positions in similar companies, and the Compensation Committee believes that this has generally been achieved.

     With regard to the annual cash incentives for an executive officer, exclusive of base salary, the Compensation Committee attempts to set bonuses at a level that with a positive performance by the executive officer, and a certain level of profitability by Kirby, the total compensation for such executive officer, being base salary plus annual cash incentives, should be above the median total cash compensation of similar corporations and positions. The Compensation Committee believes that total annual cash compensation above the median for similar corporations and positions is justified since a significant portion of each executive officer's total annual cash compensation is at risk due to both individual as well as company performance factors.

     The executive officers of Kirby's marine transportation group are considered for annual incentive bonuses based on a Return on Invested Capital formula that calculates a bonus pool and then distributes such bonus pool to executive officers based on company and individual performance.

     Annual incentive bonuses for corporate executive officers who do not work for any of Kirby's operating groups are recommended by the Compensation Committee and are determined by the nonmanagement members of the Board of Directors. Major factors in determining these bonuses are the perceived individual contributions and the correlation of such contributions to the overall corporate performance, the level of bonuses paid to executive officers in the marine transportation groups and the strategic and financial performance of Kirby. Stock options granted to executive officers and other Kirby employees have been granted at a price equal to the fair market value of Common Stock on the date of grant and generally vest in equal increments over a period of four years and, unless earlier terminated, are for a period of ten years.

     The Compensation Committee's objective for long-term incentive compensation for executive officers is the median for long-term incentive compensation of similar corporations and positions, giving effect to Kirby's long-term performance relative to its peers.

     In addition to retirement, health care and similar benefits, the primary long-term incentives for executive officers are options under Kirby's stock option plans. Generally, in January or December of each year, stock option awards are considered by the Compensation Committee, which makes recommendations to the Board of Directors. The Compensation Committee believes that Kirby's long-term executive officer compensation, as evidenced by the options granted to date, do not exceed the value of stock options granted by similar companies to their executive officers holding similar positions.

     The Compensation Committee encounters certain difficulties in establishing a peer group of companies for compensation comparison purposes because there are few publicly traded marine transportation companies of similar size and none with a similar service mix. Some other marine transportation companies are limited partnerships or subsidiaries of larger public corporations, again making comparisons difficult. The Compensation Committee also compares Kirby's executive compensation to the executive compensation of similar-sized publicly held industrial companies.

     Based on the report referred to below and other information available to it, the Compensation Committee believes that Kirby's executive compensation is consistent with the criteria set forth above. The Compensation Committee recognizes that certain elements of executive compensation are determined on a subjective basis; however, the Compensation Committee believes that, since it is satisfied that total executive compensation is not excessive, these procedures are better for both Kirby and its executives than would be a rigid formula-driven system. The Compensation Committee recognizes that external factors, such as flood waters, low water levels, and other weather-related conditions as well as the general business climate, impact Kirby's earnings and the Compensation Committee looks to longer-term results rather than endeavoring to equate compensation to some annual percentage of earnings or increased earnings.

     The base salary compensation for the Chief Executive Officer of Kirby for 1993 was established at $300,000 by the Kirby Board of Directors on the recommendation of the Compensation Committee on January 21, 1993. The Compensation Committee set the Chief Executive Officer's 1993 base salary based in part on the report of a nationally recognized consulting firm discussed below that found that his 1992 base salary was too low. The $75,000 bonus paid the Chief Executive Officer of Kirby in 1993, which was earned in 1992, was determined by the Kirby Board of Directors on April 21, 1993 on the recommendation of the Compensation Committee.

     The Chief Executive Officer's base pay and bonus were generally based on the same factors and criteria outlined above, being compensation paid to chief executives of corporations of similar size, individual as well as corporate performance and a general correlation with compensation of other executive officers of Kirby. Certain other factors the Compensation Committee considered in evaluating Kirby's corporate performance as it affected the Chief Executive Officer's total annual cash compensation are discussed below.

     The Compensation Committee also recommended and the Board granted in January, 1993 a nonqualified stock option to the Chief Executive Officer for 30,000 shares of Common Stock. The Compensation Committee recommended the granting of a stock option for 30,000 shares to the Chief Executive Officer based on its belief that stock options are a key element in Kirby's executive compensation policy. The Compensation Committee recommends the granting of stock options for executive officers based on its evaluation of individual performance and Kirby's overall performance. As stated, the Compensation Committee recognizes that there is a significant subjective element in this procedure, but believes that such procedure is better suited to Kirby than would be a formula-driven policy. Total options outstanding at the end of 1993 were for 972,050 shares, constituting 3.4% of the then outstanding Common Stock of Kirby, assuming such options were fully exercised. The Compensation Committee believes that options in this amount are justified and are within the range of similar corporations that consider stock options an important part of their executive compensation package and that the options held by the Chief Executive Officer are an appropriate portion of total options.

     In 1992, the Compensation Committee engaged a nationally recognized consulting firm to assess the existing Executive Compensation Program and make recommendations for changes. The study found that for the 1988-1992 period, the profitability performance of Kirby versus a transportation peer group and versus the S&P 400 had been well above the median and concluded that for the Chief Executive Officer, in particular, and for the entire executive group, pay levels were below levels justified by the performance of Kirby.

     As a result of the above report, the Compensation Committee reviewed its policies and generally concluded that its base pay compensation policy was sound (except that the Chief Executive Officer was under-compensated in light of the base pay compensation policy); the annual incentive policy was satisfactory, but could be simplified so as to be better understood by employees; and stock option grants needed to be made on a more structured basis. In light of its conclusions, the Compensation Committee developed, with the assistance of the nationally recognized consulting firm that analyzed Kirby's compensation, a Corporate Policy and Procedures Memorandum for an Incentive Bonus Program (the "Incentive Compensation Policy"), which was adopted by the Board of Directors effective January 1, 1993.

     The Incentive Compensation Policy will be employed to determine bonuses paid in 1994, based on 1993 performance. Although the Compensation Committee is still studying policies and procedures for a more structured stock option grant program, the Compensation Committee believes that past and current stock option grants are well within the parameters of any more formal program that might be adopted.

     Other factors considered by the Compensation Committee relating to the performance of Kirby's executive officers over time have been the successful sale of the Kirby oil and gas business in 1988, the concentration of company resources in the marine transportation and diesel repair field, which has resulted in the acquisition of six large and several smaller companies between 1989 and 1993 and the 1992 merger of another insurance company into Kirby's insurance subsidiary. The above mentioned acquisitions and merger have resulted in Kirby's total assets increasing from $172 million at December 31, 1988 to $575 million at December 31, 1993. The Compensation Committee also believes that the executive officers have done a commendable job in guiding Kirby through the current recessionary period and the resulting commensurate reductions in demand for marine transportation, while positioning Kirby for continued growth and profitability from its customer acceptance, safety record, maintenance standards and the acquisitions and merger mentioned above.

                                          COMPENSATION COMMITTEE

                                          William M. Lamont, Jr., Chairman
                                          P.T. Bee
                                          George F. Clements, Jr.
                                          Robert G. Stone, Jr.
                                          J. Virgil Waggoner
                                          Henry Gilchrist, Advisory Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee is or has been an officer or employee of Kirby or any of its subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of SEC Regulation S-K. In 1993, no executive officer of Kirby served on the Compensation Committee, or as a director of another entity, one of whose executive officers served on the Compensation Committee or on Kirby's Board of Directors.

KIRBY COMMON STOCK PERFORMANCE GRAPH

     The following performance graph compares the 5-year cumulative return of Kirby's Common Stock with that of the S&P 500 and the Dow Jones Marine Transportation Index:

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS
       KIRBY CORPORATION, S&P 500, DOW JONES MARINE TRANSPORTATION INDEX
                     (PERFORMANCE RESULTS THROUGH 12/31/93)

 MEASUREMENT PERIOD
FISCAL YEAR COVERED)                     KEX           S&P 500       TRANS. INDEX
- ---------------------                    ---           -------       ------------
1988                                    100.00          100.00          100.00
1989                                    217.01          131.49          128.31
1990                                    179.39          127.32           82.13
1991                                    283.56          166.21          120.20
1992                                    303.81          179.30          102.42
1993                                    494.77          197.23          130.16

     Each index assumes $100 invested at January 1, 1988 and is calculated assuming quarterly reinvestment of dividends and quarterly weighting by market capitalization.

SECTION 16(A) COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Kirby's officers and directors, and persons who own more than 10% of a registered class of Kirby's equity securities, to file reports of ownership and changes of ownership with the SEC and the AMEX. Officers, directors and greater than 10% stockholders of Kirby are required by SEC regulation to furnish Kirby with copies of all Section 16(a) forms they file.

     Based solely on the review of the copies of such forms received, Kirby believes that, from January 1, 1993 to December 31, 1993, all filing requirements under Section 16(a) applicable to its officers, directors and greater than 10% beneficial owners were complied with.

APPROVAL

     Assuming the presence of a quorum, each of the nominees for Director requires the approval of a majority of the shares of Common Stock represented and voting in person or by proxy at the 1994 Annual Meeting. Proxies will be voted for or against each of the nominees in accordance with specifications marked thereon, and, if no specification is made, will be voted in favor of the election of each of the nominees.

     BOARD OF DIRECTORS OF KIRBY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

        PROPOSAL TO APPROVE THE 1994 EMPLOYEE STOCK OPTION PLAN (ITEM 2)

     On January 18, 1994, the Board of Directors adopted, subject to stockholder approval, the 1994 Employee Plan, the text of which is attached as Exhibit A to this Proxy Statement. Unless the 1994 Employee Plan is approved by the Stockholders within twelve (12) months after January 18, 1994, the 1994 Employee Plan and all options granted pursuant to the 1994 Employee Plan shall be null and void. The material features of the 1994 Employee Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 1994 Employee Plan.

GENERAL

  Purpose

     The purpose of the 1994 Employee Plan is to advance the interest of Kirby by providing additional incentives to attract and retain qualified and competent employees, upon whose efforts and judgment the success of Kirby (including its subsidiaries) is largely dependent, through the encouragement of stock ownership in Kirby by such employees. Unless the context otherwise requires, references to Kirby in this Item 2 and in Items 3, 4 and 5 shall mean Kirby and any corporation wherein Kirby owns, directly or indirectly, 50% or more of the total combined voting power (a "Subsidiary").

  Eligibility

     Those persons who are employees of Kirby or directors of a Subsidiary, but excluding directors of Kirby Corporation who are not employees of Kirby, are eligible to participate in the 1994 Employee Plan. As of March 14, 1994, approximately 100 persons were eligible for 1994 Employee Options.

  Types of Options

     The 1994 Employee Plan authorizes the granting of incentive stock options ("1994 Incentive Options") to purchase Common Stock to eligible employees of Kirby and the granting of nonqualified stock options ("1994 Employee Nonqualified Options") to eligible persons of Kirby to purchase Common Stock. Unless the context otherwise requires, the term "1994 Employee Option" includes both 1994 Incentive Options and 1994 Employee Nonqualified Options.

  Administration

     The 1994 Employee Plan will be administered by the Compensation Committee of the Board of Directors or other committee thereof (the "1994 Employee Plan Administrator"). The 1994 Employee Plan Administrator shall consist of at least three members of the Board of Directors all of whom are "disinterested persons." Under the 1994 Employee Plan, a disinterested person is one who is not eligible at the time he exercises discretion in administering the 1994 Employee Plan and has not at any time within one year prior thereto been eligible for selection as a person to whom shares of Common Stock, stock options or stock appreciation rights may be granted pursuant to the 1994 Employee Plan or any other plan of Kirby in which administrators of such plan use discretion in granting stock, stock options or stock appreciation rights of Kirby. The 1994 Employee Plan Administrator in its sole discretion shall determine the employees to be awarded 1994 Employee Options, the number of shares subject thereto and the exercise price thereof, subject to certain limitations. In addition, the determinations and the interpretation and construction of any provision of the 1994 Employee Plan by the 1994 Employee Plan Administrator shall be final and conclusive. Currently, the 1994 Employee Plan Administrator is the Compensation Committee.

  Shares of Common Stock Subject to the 1994 Employee Plan

     A total of 1,000,000 shares of Common Stock (subject to adjustment as discussed below) have been reserved for sale upon exercise of 1994 Employee Options granted under the 1994 Employee Plan. As of March 14, 1994, no 1994 Employee Options had been granted.

  Granting of 1994 Employee Options

     The 1994 Employee Plan Administrator grants 1994 Employee Options from time to time in its discretion. Accordingly, it is impossible at this time to indicate the number, names or positions of eligible persons who will receive 1994 Employee Options or the number of shares for which 1994 Employee Options will be granted to any eligible persons under the 1994 Employee Plan.

  Exercise Price of 1994 Employee Options

     The 1994 Incentive Options may not be granted with an exercise price per share that is less than the fair market value of the Common Stock at the date of grant. The 1994 Employee Nonqualified Options may be granted with any exercise price determined by the 1994 Employee Plan Administrator.

  Payment of Exercise Price

     The exercise price of a 1994 Employee Option may be paid in cash, certified or cashier's check, by money order, personal check or delivery of already owned shares of Common Stock having a fair market value equal to the exercise price, or by delivery of a combination of cash and already owned shares of Common Stock; provided, however, that if the optionee acquired such stock directly or indirectly from Kirby, he shall have owned such stock to be surrendered for six months prior to tendering such stock for the exercise of a 1994 Employee Option. One purpose for permitting delivery of Common Stock in full or partial payment of the exercise price is to make it possible for the optionee to exercise his 1994 Employee Option without the need for the sale of Common Stock already owned, which sale could result in incurring capital gain (or loss) for federal income tax purposes or potential Section 16(b) liability under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

  Special Provisions for 1994 Incentive Stock Options

     An employee may receive more than one 1994 Incentive Option, but the maximum aggregate fair market value of the Common Stock (determined when the 1994 Incentive Option is granted) with respect to which 1994 Incentive Options are first exercisable by such employee in any calendar year cannot exceed $100,000. In addition, no 1994 Incentive Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of Kirby unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such 1994 Incentive Stock Option on the date of grant and such 1994 Incentive Option expires not later than five (5) years from the date of grant. Awards of 1994 Employee Nonqualified Options are not subject to these special limitations.

  Nontransferability of 1994 Employee Options

     No 1994 Employee Option granted under the 1994 Employee Plan is assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, his 1994 Employee Option is exercisable only by him or his guardian or legal representative.

  Exercisability of 1994 Employee Options

     The 1994 Employee Plan Administrator, in its sole discretion, may limit the optionee's right to exercise all or any portion of a 1994 Employee Option until one or more dates subsequent to the date of grant. The 1994 Employee Plan Administrator also has the right, exercisable in its sole discretion, to accelerate the date on which all or any portion of a 1994 Employee Option may be exercised.

     The 1994 Employee Plan provides that thirty days prior to certain major corporate events such as, among other things, certain changes in control, mergers or sales of substantially all of the assets of Kirby (a "Major Corporate Event"), each 1994 Employee Option shall immediately become exercisable in full.

  Expiration of 1994 Employee Options

     The expiration date of a 1994 Employee Option will be determined by the 1994 Employee Plan Administrator at the time of the grant, but in no event will a 1994 Employee Option be exercisable after the expiration of ten (10) years from the date of grant of the 1994 Employee Option.

     If an optionee's employment is terminated for cause, all rights of such optionee under the 1994 Employee Plan cease and the 1994 Employee Options granted to such optionee become null and void for all purposes. The 1994 Employee Plan further provides that in most instances a 1994 Employee Option must be exercised by the optionee within 30 days after the termination of an optionee's employment with Kirby (for any reason other than termination for cause, mental or physical disability or death), if and to the extent such 1994 Employee Option was exercisable on the date of such termination. If the optionee is not otherwise employed by Kirby, his 1994 Employee Option must be exercised within 30 days of the date he ceases to be a director of a Subsidiary or one (1) year after such date if optionee shall die.

     Generally, if an optionee's termination of employment is due to mental or physical disability, the optionee will have the right to exercise the 1994 Employee Option (to the extent otherwise exercisable on the date of termination) for a period of one year from the date on which the optionee suffers the mental or physical disability. If an optionee dies while actively employed by Kirby, the 1994 Employee Option may be exercised (to the extent otherwise exercisable on the date of death) within one year of the date of the optionee's death by the optionee's legal representative or legatee.

     As described above, a 1994 Employee Option becomes exercisable in full thirty days prior to a Major Corporate Event. In anticipation of a Major Corporate Event, however, the 1994 Employee Plan Administrator may, after notice to the optionee, cancel the optionee's 1994 Employee Options on the consummation of the Major Corporate Event. The optionee, in any event, will have the opportunity to exercise his 1994 Employee Options in full prior to such Major Corporate Event.

  Expiration of the 1994 Employee Plan

     The 1994 Employee Plan will expire on January 18, 2004 and any 1994 Employee Option outstanding on such date will remain outstanding until its has either expired or has been fully exercised.

  Adjustments

     The 1994 Employee Plan provides for adjustments to the number of shares under which 1994 Employee Options may be granted, to the number of shares subject to outstanding 1994 Employee Options and to the exercise price of such outstanding 1994 Employee Options in the event of a declaration of a stock dividend or any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock.

  Amendments

     The 1994 Employee Plan Administrator may amend, suspend or terminate the 1994 Employee Plan or any 1994 Employee Option at any time subject to stockholder approval in certain instances, provided that such action may not, without the consent of the optionee, substantially impair the rights of an optionee under an outstanding 1994 Employee Option without the optionee's written consent. The 1994 Employee Plan

Administrator may not amend the 1994 Employee Plan without further stockholder approval to increase the number of shares of Common Stock reserved for issuance, to change the class of employees eligible to participate in the 1994 Employee Plan, to permit the granting of 1994 Employee Options with more than a 10-year term or to extend the termination date of the 1994 Employee Plan.

  Registration

     Kirby anticipates registering the shares issuable pursuant to the exercise of 1994 Employee Options with the SEC in 1994.

  Stockholder Approval

     Approval of the 1994 Employee Plan by stockholders of Kirby is required by Kirby's Board of Directors and as a condition for qualifying the 1994 Incentive Options as such under the Internal Revenue Code of 1986, as amended (the "Code"). Stockholder approval also is one of the conditions of Rule 16b-3, a rule promulgated by the SEC that provides an exemption from the operation of the "short-swing profit" recovery provisions of Section 16(b) of the Exchange Act, with respect to Kirby's officers' and directors' acquisition of 1994 Employee Options and the use of already owned Common Stock as full or partial payment for the exercise price of options granted under the 1994 Employee Plan. Finally, stockholder approval of the 1994 Employee Plan is required by the AMEX as a condition for listing the additional Common Stock that may be issued upon exercise of 1994 Employee Options.

FEDERAL INCOME TAX CONSEQUENCES

  Grants of 1994 Employee Options

     Under current tax laws the grant of a 1994 Employee Option will not be a taxable event to the recipient optionee and Kirby will not be entitled to a deduction with respect to such grant.

  Exercise of 1994 Employee Nonqualified Options and Subsequent Sale of Stock

     Upon the exercise of a 1994 Employee Nonqualified Option, an optionee will recognize ordinary income at the time of exercise equal to the excess of the then fair market value of the shares of Common Stock received over the exercise price. The taxable income recognized upon exercise of a 1994 Employee Nonqualified Option will be treated as compensation income subject to withholding and Kirby will be entitled to deduct as a compensation expense an amount equal to the ordinary income an optionee recognizes with respect to such exercise. When Common Stock received upon the exercise of a 1994 Employee Nonqualified Option subsequently is sold or exchanged in a taxable transaction, the holder thereof generally will recognize capital gain (or loss) equal to the difference between the total amount realized and the fair market value of the Common Stock on the date of exercise; the character of such gain or loss as long-term or short-term capital gain or loss will depend upon the holding period of the shares following exercise.

  Exercise of 1994 Incentive Options and Subsequent Sale of Stock

     The exercise of a 1994 Incentive Option will not be taxable to the optionee, and Kirby will not be entitled to any deduction with respect to such exercise. However, to qualify for this favorable tax treatment of incentive stock options under the Code, the optionee may not dispose of the shares of Common Stock acquired upon the exercise of a 1994 Incentive Option until after the later of two years following the date of grant or one year following the date of exercise. The surrender of shares of Common Stock acquired upon the exercise of a 1994 Incentive Option in payment of the exercise price of a 1994 Employee Option within the required holding period for incentive stock options under the Code will be a disqualifying disposition of the surrendered shares. Upon any subsequent taxable disposition of shares of Common Stock received upon exercise of a qualifying 1994 Incentive Option, the optionee generally will recognize long-term or short-term capital gain (or loss) equal to the difference between the total amount realized and the exercise price of the 1994 Employee Option.

     If a 1994 Employee Option that was intended to be an incentive stock option under the Code does not qualify for favorable incentive stock option treatment under the Code due to the failure to satisfy the holding period requirements, the optionee may recognize ordinary income in the year of the disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income an optionee shall recognize in the year of a disqualifying disposition shall be the lower of (i) the excess of the amount realized over the exercise price or (ii) excess of the fair market value of the Common Stock at the time of the exercise over the exercise price. In addition, the optionee shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the Common Stock at the time of the exercise. Such capital gain shall be taxable as long-term or short-term capital gain, depending on the optionee's holding period for such shares.

     Notwithstanding the favorable tax treatment of 1994 Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, a 1994 Incentive Option is generally treated in the same manner as a 1994 Employee Nonqualified Option. Accordingly, an optionee must generally include in alternative minimum taxable income for the year in which a 1994 Incentive Option is exercised the excess of the fair market value on the date of exercise of the shares of Common Stock received over the exercise price. If, however, an optionee disposes of Common Stock acquired upon the exercise of a 1994 Incentive Option in the same calendar year as the exercise, only an amount equal to the optionee's ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee's calculation of alternative minimum taxable income in such calendar year.

APPROVAL

     Assuming the presence of a quorum, the proposal to approve the 1994 Employee Plan adopted by the Board of Directors of Kirby requires the approval by the holders of a majority of the shares of Common Stock represented and voting in person or by proxy at the 1994 Annual Meeting. Proxies will be voted for or against such proposal in accordance with specifications marked thereon, and, if no specification is made, will be voted in favor of such proposal.

     THE BOARD OF DIRECTORS OF KIRBY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE 1994 EMPLOYEE STOCK OPTION PLAN FOR KIRBY CORPORATION

  PROPOSAL TO APPROVE THE 1994 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN (ITEM 3)

     On January 18, 1994, the Board of Directors adopted, subject to stockholder approval, the 1994 Director Plan, the text of which is attached as Exhibit B to this Proxy Statement. Unless the 1994 Director Plan is approved by the stockholders within one year of January 18, 1994, the 1994 Director Plan and options granted under the 1994 Director Plan shall be null and void. The material features of the 1994 Director Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 1994 Director Plan.

GENERAL

  Purpose

     The purpose of the 1994 Director Plan is to advance the interest of Kirby by providing additional incentives to attract and retain as independent Directors persons of training, experience and ability to encourage the sense of proprietorship of such persons and to stimulate the active interests of such persons in the development and financial success of Kirby.

  Eligibility

     The only persons eligible to participate under the 1994 Director Plan are those persons who are directors of Kirby Corporation (including Advisory Directors) and who are not employees of Kirby. As of March 14, 1994, eight persons were eligible for 1994 Director Options.

  Type of Options

     The 1994 Director Plan authorizes the granting of nonqualified stock options ("1994 Director Options") to purchase Common Stock to nonemployee directors of Kirby Corporation.

  Administration

     The 1994 Director Plan is administered by the Compensation Committee of the Board of Directors or other committee thereof (the "1994 Director Plan Administrator"). The 1994 Director Plan Administrator shall consist of at least three members of the Board of Directors. The 1994 Director Plan Administrator has discretion to make all determinations under the 1994 Director Plan and such determinations shall be final, binding and conclusive.

  Shares of Common Stock Subject to 1994 Director Plan

     A total of 100,000 shares of Common Stock (subject to adjustment as described below) are reserved for sale upon exercise of 1994 Director Options. As of March 14, 1994, there were 12,000 shares of Common Stock subject to outstanding 1994 Director Options and 88,000 shares of Common Stock reserved under the 1994 Director Plan that were not subject to outstanding 1994 Director Options. As of the same date, the market value of the 12,000 shares of Common Stock reserved for issuance under the outstanding 1994 Director Options was $255,000, based on the closing price per share of Common Stock of $21.25 on March 14, 1994 on the AMEX as reported by The Wall Street Journal.

  Automatic Grants of 1994 Director Options

     Pursuant to the 1994 Director Plan, Messrs. Bee, Clements, Kleifgen, Lamont, Murchison, Stone, Waggoner and Gilchrist each received, subject to stockholder approval of the 1994 Director Plan, on January 18, 1994, a 1994 Director Option to purchase 1,500 shares of Common Stock at the exercise price per share of $21.375. The last reported sale price of the Common Stock on the AMEX on March 14, 1994 was $21.25. Unless terminated earlier, each of the 1994 Director Options granted on January 18, 1994 expires ten years after the date of grant.

     On the first business day immediately following the date of each Annual Meeting of Stockholders of Kirby after January 18, 1994, each eligible nonemployee director and Advisory Director shall receive a 1994 Director Option exercisable for 1,500 shares of Common Stock. If all the nonemployee Director nominees are reelected at the 1994 Annual Meeting (and Mr. Gilchrist is an Advisory Director on April 20, 1994), Messrs. Clements, Kleifgen, Lamont, Murchison, Stone, Waggoner and Gilchrist will receive a 1994 Director Option on April 20, 1994 exercisable for 1,500 shares of Common Stock with an exercise price per share equal to the fair market value of a share of Common Stock on April 20, 1994.

  Exercise Price of 1994 Director Options

     The 1994 Director Plan provides that 1994 Director Options shall have an exercise price per share that is the fair market value of a share of Common Stock at the date of grant.

  Payment of Exercise Price

     The exercise price of a 1994 Director Option may be paid in cash, certified or cashier's check, by money order, by personal check or by delivery of already owned shares of Common Stock having a fair market value equal to the exercise price, or by delivery of a combination of the above; provided, however, that if the optionee acquired such stock to be surrendered directly or indirectly from Kirby, he shall have owned such stock for six months prior to tendering such stock for the exercise of a 1994 Director Option. One purpose for permitting delivery of Common Stock of Kirby in full or partial payment of the exercise price is to make it possible for the optionee to exercise his 1994 Director Option without the need to sell Common Stock already owned, which sale could result in the optionee incurring capital gain (or loss) for federal income tax purposes or potential Section 16(b) liability under the Exchange Act.

  Nontransferability of 1994 Director Options

     No 1994 Director Option is assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the 1994 Director Option is exercisable only by him, his guardian or legal representative.

  Exercisability of 1994 Director Options

     Subject to approval of the 1994 Director Plan by the stockholders, a 1994 Director Option shall not be exercisable until the six-month anniversary of the date of grant and on or after the six-month anniversary of the date of grant shall be fully exercisable.

     The 1994 Director Plan provides that thirty days prior to a Major Corporate Event each 1994 Director Option shall immediately become exercisable in full.

  Expiration of 1994 Director Options

     In most instances, a 1994 Director Option shall terminate one year after the date that the optionee ceases to be a Director for any reason. In all cases, each 1994 Director Option shall terminate on the tenth anniversary of its date of grant.

     As described above, a 1994 Director Option becomes exercisable in full thirty days prior to a Major Corporate Event. In anticipation of a Major Corporate Event, however, the 1994 Director Plan Administrator may, after notice to the optionee, cancel the optionee's 1994 Director Options on the consummation of the Major Corporate Event. The optionee, in any event, will have the opportunity to exercise his 1994 Director Options in full prior such Major Corporate Event.

  Expiration of the 1994 Director Plan

     The 1994 Director Plan will expire on January 18, 2004 and any 1994 Director Option outstanding on such date will remain outstanding until its has either expired or has been exercised.

  Adjustments

     The 1994 Director Plan provides in the event of any stock dividend, stock split-up, combination or exchange of shares of Common Stock for the adjustment of (i) the number of shares for which 1994 Director Options may be granted; (ii) the number of shares subject to outstanding 1994 Director Options; (iii) the exercise price of outstanding 1994 Director Options; and (iv) the number of shares of Common Stock subject to subsequently granted 1994 Director Options.

  Amendments

     For the purpose of complying with changes in the Code or the Employee Retirement Income Security Act, as amended, the 1994 Director Plan Administrator may amend, modify, suspend or terminate the 1994 Director Plan at any time. For the purpose of meeting or addressing any other changes in legal requirements or any other purpose, the 1994 Director Plan Administrator may amend, modify, suspend or terminate the 1994 Director Plan only once every six months. In any event, the 1994 Director Plan may not be amended without the consent of the holders of a majority of the shares of Common Stock represented and voting in person or by proxy at a meeting at which a quorum is present to: (i) increase the aggregate number of shares of Common Stock that may be issued under the 1994 Director Plan; (ii) increase materially the benefits accruing to optionees under the 1994 Director Plan; or (iii) modify materially the requirements as to eligibility for participation in the 1994 Director Plan.

  Registration

     Kirby anticipates registering the shares issuable pursuant to the exercise of 1994 Director Options with the SEC in 1994.

  Value of 1994 Director Options Granted

     The following table sets forth as of March 14, 1994 the dollar value of outstanding 1994 Director Options, subject to stockholder approval.

                                                                1994 NONEMPLOYEE DIRECTOR
                                                                    STOCK OPTION PLAN
                                                                   OF KIRBY CORPORATION
                                                                --------------------------
                                                                                  NUMBER OF
                                                                                  SHARES OF
                                                                                 COMMON STOCK
                                                                 DOLLAR         UNDERLYING 1994
                                                                VALUE (1)       DIRECTOR OPTIONS
                                                                ---------       ----------------
    Non-Executive Director Group.............................   $      --           12,000

- ---------------

(1) Based on the difference between the closing price per share of Common Stock on March 14, 1994 on the AMEX as reported by The Wall Street Journal and the exercise price per share for the 1994 outstanding Director Options multiplied by the number of shares reserved for issuance under such 1994 Director Options.

  Stockholder Approval

     Approval of the 1994 Director Plan is required by Kirby's Board of Directors. Additionally, as stated before, stockholder approval is one of the conditions of Rule 16b-3, a rule promulgated by the SEC that provides an exemption from the operation of the "short-swing profit" recovery provisions of
Section 16(b) of the Exchange Act with respect to Kirby's directors' acquisition of 1994 Director Options and the use of already owned Common Stock as full or partial payment for the exercise price of options granted under the 1994 Director Plan. Stockholder approval is also required by the AMEX as a condition for listing the additional Common Stock that may be issued upon the exercise of 1994 Director Options.

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences pertinent to the 1994 Director Plan are very similar to those affecting 1994 Employee Nonqualified Options under the 1994 Employee Plan, described above. The grant of a 1994 Director Option will not be taxable to an optionee and Kirby will not be entitled to a deduction with respect to such grant. Upon the exercise of a 1994 Director Option, an optionee will recognize ordinary income (or loss) at the time of exercise equal to the excess of the then fair market value of the shares of Common Stock received over the exercise price. Since participants in the 1994 Director Plan will not be employees of Kirby, there will be no withholding with respect to the recognized ordinary income resulting from the exercise of 1994 Director Options (although the self-employment tax on self-employed persons generally will apply thereto) and Kirby will be entitled to a deduction as a compensation expense in the amount of such recognized ordinary income. When shares of Common Stock received upon the exercise of a 1994 Director Option subsequently are disposed of in a taxable transaction, the optionee generally will recognize capital gain (or loss) equal to the difference between the total amount realized and the fair market value of the Common Stock on the date the 1994 Director Option was exercised; such capital gain or loss will be long-term or short-term depending upon the optionee's holding period following the exercise of the 1994 Director Option.

APPROVAL

     Assuming the presence of a quorum, the proposal to approve the 1994 Director Plan adopted by the Board of Directors of Kirby requires the approval by the holders of a majority of the shares of Common Stock represented and voting in person or by proxy at the 1994 Annual Meeting. Proxies will be voted for or against such proposal in accordance with specifications marked thereon, and, if no specification is made, will be voted in favor of such proposal.

     THE BOARD OF DIRECTORS OF KIRBY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE 1994 DIRECTOR STOCK OPTION PLAN FOR KIRBY CORPORATION.

                 PROPOSAL TO APPROVE THE 1993 STOCK OPTION FOR
                         ROBERT G. STONE, JR. (ITEM 4)

     On July 20, 1993, the Board of Directors adopted, subject to stockholder approval the Stone Option, the text of which is attached as Exhibit C to this Proxy Statement. Unless the Stone Option is approved by the stockholders within one year after July 20, 1993, the Stone Option shall terminate and become null and void. The material features of the Stone Option are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the Stone Option.

GENERAL

  Purpose

     The purpose of the Stone Option is to provide an incentive to retain Mr. Robert G. Stone, Jr. as Chairman of the Board of Kirby or as a member of the Board of Directors of Kirby.

  Type of Option

     The Stone Option is a nonqualified stock option under the Code.

  Administration

     The Stone Option is administered by the Compensation Committee of the Board of Directors consisting of at least two members of the Board of Directors (excluding Mr. Stone). If the Compensation Committee is not appointed by the Board of Directors to administer the Stone Option, the Board of Directors (if a majority of which and a majority of the Directors acting in any manner are disinterested persons) shall administer the Stone Option (herein the "Stone Option Administrator" will refer to the Compensation Committee of the Board of Directors or the Board of Directors, whichever is at the time administering the Stone Option). By interpretation of the Compensation Committee, a disinterested person under the Stone Option is one who is not eligible at the time he exercises discretion in administering the Stone Option and has not at any time within one year prior thereto been eligible for selection as a person to whom shares of Common Stock, stock options or stock appreciation rights may be granted pursuant to the Stone Option or any other plan of Kirby in which administrators of such plan use discretion in granting stock, stock options or stock appreciation rights of Kirby. The Stone Option Administrator has discretion to make all determinations under the Stone Option and such determinations shall be final and conclusive.

  Shares of Common Stock Subject to the Stone Option

     The Stone Option is exercisable for 25,000 shares of Common Stock. Except for certain adjustments as described below, there will be no issuance of more than 25,000 shares of Common Stock in the aggregate pursuant to the exercise of the Stone Option. As of March 14, 1994, the market value of the 25,000 shares of Common Stock reserved under the Stone Option was $531,250, based on the closing price per share of Common Stock of $21.25 on March 14, 1994 on the AMEX as reported by The Wall Street Journal.

  Grant of the Stone Option

     Subject to stockholder approval, the Stone Option was granted to Mr. Stone on July 20, 1993.

  Exercise Price of the Stone Option

     The Stone Option has an exercise price of $18.625 per share (the mean of the high and low sales price on the AMEX on July 20, 1993 as reported by The Wall Street Journal).

  Payment of Exercise Price

     The exercise price of the Stone Option may be paid in cash, certified or cashier's check, money order, by personal check or by delivery of already owned shares of Common Stock having a fair market value equal to the exercise price, or by delivery of a combination of the above; provided, however that if Mr. Stone acquired such stock to be surrendered directly or indirectly from Kirby he shall have owned such stock for six months prior to tendering such stock for the exercise of the Stone Option. One purpose for permitting delivery of Common Stock in full or partial payment of the exercise price is to make it possible for Mr. Stone to exercise the Stone Option without the need to sell Common Stock already owned, which sale could result in Mr. Stone incurring capital gain (or loss) for federal income tax purposes or potential Section 16(b) liability under the Exchange Act.

  Nontransferability of the Stone Option

     The Stone Option is not assignable or transferable otherwise than by will or by the laws of descent or distribution. During Mr. Stone's lifetime, the Stone Option is exercisable only by him, his guardian or legal representative.

  Exercisability of the Stone Option

     Subject to approval of the Stone Option by the stockholders, the Stone Option vests (subject to adjustment as provided below) 20% on January 20, 1994 and 20% on the date of each Annual Stockholders Meeting of Kirby beginning in 1994, if following such meeting Mr. Stone is a member of the Board of Directors of Kirby.

     The Stone Option provides that upon a Major Corporate Event, it shall immediately become exercisable in full.

  Expiration of the Stone Option

     The Stone Option expires on the earliest to occur of one year after Mr. Stone's death or July 20, 2003. As described above, the Stone Option becomes exercisable in full thirty days prior to a Major Corporate Event. In anticipation of a Major Corporate Event, however, the Stone Option Administrator may, after notice to the Mr. Stone, cancel the Stone Option on the consummation of the Major Corporate Event. Mr. Stone, in any event, will have the opportunity to exercise the Stone Option in full prior to such Major Corporate Event.

  Adjustments

     The Stone Option provides for the adjustment to the number of shares subject to the Stone Option, the exercise price of a Stone Option and the vesting of shares of Common Stock under the Stone Option upon certain events, such as a stock dividend, recapitalization, merger, consolidation or other reorganization of Kirby or the Common Stock.

  Registration

     Kirby anticipates registering the shares of Common Stock issuable pursuant to the exercise of the Stone Option with the SEC in 1994.

  Value of the Stone Option

     The value of the Stone Option was $65,625 based on the difference between the closing price per share of Common Stock on March 14, 1994 on the AMEX as reported by The Wall Street Journal and the exercise price per share for the Stone Option multiplied by the number of shares reserved for issuance under the Stone Option.

  Stockholder Approval

     Approval of the Stone Option is required by Kirby's Board of Directors. Additionally, as stated before, stockholder approval is one of the conditions of Rule 16b-3, a rule promulgated by the SEC that provides an exemption from the operation of the "short-swing profit" recovery provisions of Section 16(b) of the Exchange Act with respect to the grant of the Stone Option and the use of already owned Common Stock as full or partial payment of the exercise price of the Stone Option. Stockholder approval is also required by the AMEX as a condition for listing the additional Common Stock that may be issued upon the exercise of the Stone Option.

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences pertinent to the Stone Option are very similar to those affecting options granted under the 1994 Director Plan. The grant of the Stone Option is not taxable to him. Generally, upon the exercise of the Stone Option, Mr. Stone will recognize ordinary income at the time of exercise equal to the excess of the then fair market value of the shares of Common Stock received over the exercise price. Since Mr. Stone is not an employee of Kirby, there will be no withholding with respect to the recognized ordinary income resulting from the exercise of the Stone Option (although the self-employment tax on self-employed persons generally will apply thereto) and Kirby will be entitled to a deduction as a compensation expense in the amount of such recognized ordinary income. When shares of Common Stock received upon the exercise of the Stone Option subsequently are disposed of in a taxable transaction, Mr. Stone generally will recognize capital gain (or loss) in the amount by which the amount realized exceeds (or is less than) the fair market value of the Common Stock on the date the Stone Option was exercised; such capital gain or loss will be long-term or short-term depending upon Mr. Stone's holding period following the exercise of the Stone Option.

APPROVAL

     Assuming the presence of a quorum, the proposal to approve the Stone Option adopted by the Board of Directors of Kirby requires the approval by the holders of a majority of the shares of Common Stock represented and voting in person or by proxy at the 1994 Annual Meeting at which a quorum is present. Proxies will be voted for or against such proposal in accordance with specifications marked thereon, and, if no specification is made, will be voted in favor of such proposal.

     THE BOARD OF DIRECTORS OF THE COMPANY (WITH MR. STONE ABSTAINING) UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE STONE OPTION.

             PROPOSAL TO AMEND THE 1989 DIRECTOR STOCK OPTION PLAN
           REDUCING THE NUMBER OF STOCK OPTIONS AUTOMATICALLY GRANTED
             TO FUTURE DIRECTORS FROM 10,000 SHARES OF COMMON STOCK
                    TO 5,000 SHARES OF COMMON STOCK (ITEM 5)

     On July 25, 1989, the Board of Directors adopted, and on January 23, 1990, amended, the 1989 Director Plan for Kirby Exploration Company, Inc. On April 24, 1990, the stockholders approved the 1989 Director Plan, as amended and restated. On January 18, 1994, the Board of Directors adopted an amendment to the 1989 Director Plan, subject to stockholder approval ("Amendment No. 1 to the 1989 Director Plan"). The text of Amendment No. 1 to the 1989 Director Plan is attached as Exhibit D to this Proxy Statement.

     As discussed in Item 2, the Board of Directors adopted the 1994 Director Plan on January 18, 1994, subject to stockholder approval (see "Item 2"), wherein each nonemployee director of Kirby receives a 1994 Director Option exercisable for 1,500 shares of Common Stock (subject to adjustment as provided in the 1994 Director Plan) on January 18, 1994 and each day after his annual reelection as a nonemployee director of Kirby. As a result of the adoption of the 1994 Director Plan, subject to stockholder approval, the Board of Directors determined that it would be prudent to reduce the number of shares issuable upon the exercise of options granted to nonemployee directors of Kirby under the 1989 Director Plan upon initially becoming a nonemployee director of Kirby from 10,000 shares to 5,000 shares. Accordingly, the Board of Directors adopted Amendment No. 1 to the 1989 Director Plan amending Section 4(c)(i) of the 1989 Director Plan reducing the number of shares issuable upon the exercise of options granted to nonemployee directors of Kirby under the 1989 Director Plan upon initially becoming a nonemployee director of Kirby from 10,000 shares to 5,000 shares. Amendment No. 1 to the 1989 Director Plan also changed the name of the 1989 Director Plan from the "1989 Director Stock Option Plan for Kirby Exploration Company, Inc." to the "1989 Director Stock Option Plan for Kirby Corporation" to more accurately reflect the current name of Kirby.

     The material features of the 1989 Director Plan, as amended by Amendment No. 1 to the 1989 Director Plan, are discussed below.

GENERAL

  Purpose

     The purpose of the 1989 Director Plan is to advance the interest of Kirby by providing additional incentives to attract and retain qualified and competent nonemployee directors, upon whose efforts and judgment the success of Kirby (including its subsidiaries) is largely dependent.

  Eligibility

     The only persons eligible to participate under the 1989 Director Plan are those persons who are directors of Kirby Corporation and who are not employees of Kirby. As of March 14, 1994, only eight persons had received 1989 Director Options, one of which expired without being exercised, and Kirby had only seven nonemployee Directors.

  Type of Option

     The 1989 Director Plan authorizes the granting of nonincentive stock options ("1989 Director Options") to purchase Common Stock to nonemployee directors of Kirby Corporation.

  Administration

     The 1989 Director Plan is administered by a Committee of the Board of Directors consisting of not less than three (3) members of the Board of Directors all of whom are "disinterested persons." Under the 1989 Director Plan, a disinterested person is one who is not eligible at the time he exercises discretion in administering the 1989 Director Plan and has not at any time within one year prior thereto been eligible for selection as a person to whom shares of Common Stock, stock options or stock appreciation rights may be granted pursuant to the 1989 Director Plan or any other plan of Kirby in which administrators of such plan use discretion in granting stock, stock options or stock appreciation rights of Kirby. If a committee of the Board of Directors is not appointed by the Board of Directors to administer the 1989 Director Plan, the Board of Directors (if a majority of which and a majority of the Directors acting in any manner are disinterested persons) shall administer the 1989 Director Plan (herein the "1989 Director Plan Administrator" will refer to the committee of the Board of Directors or the Board of Directors, whichever is at the time administering the 1989 Director Plan). The 1989 Director Plan Administrator has discretion to make all determinations under the 1989 Director Plan and such determinations shall be final and conclusive.

  Shares of Common Stock Subject to the 1989 Director Plan

     A total of 150,000 shares of Common Stock (subject to adjustment as described below) are reserved for sale upon exercise of 1989 Director Options. As of March 14, 1994, there were 70,000 shares of Common Stock subject to outstanding 1989 Director Options and 80,000 shares of Common Stock reserved under the 1989 Director Plan that were not subject to outstanding Director Options. As of the same date, the market value of the 70,000 shares of Common Stock reserved for issuance under the outstanding 1989 Director Options was $1,487,500, based on the closing price per share of Common Stock of $21.25 on the AMEX on March 14, 1994 as reported by The Wall Street Journal.

  Automatic Grants of 1989 Director Options

     Each nonemployee director who was a director on July 25, 1989 received on such date a 1989 Director Option to purchase 10,000 shares of Common Stock at the exercise price per share of $7.5625. On July 20, 1993, Mr. J. Virgil Waggoner received a 1989 Director Option to purchase 10,000 shares of Common Stock at the exercise price per share of $18.625. Each of the outstanding 1989 Director Options expires ten years after the date of grant.

     Subject to stockholder approval of Amendment No. 1 to the 1989 Director Plan, any future nonemployee director of Kirby (who was not previously a director of Kirby) will be granted a 1989 Director Option for 5,000 shares of Common Stock on the date such nonemployee director is elected as a director, at an exercise price equal to the fair market value of the Common Stock on the date such nonemployee director is elected.

  Exercise Price of 1989 Director Option

     1989 Director Options may not be granted at an exercise price per share that is less than the fair market value of a share of Common Stock at the date of grant.

  Payment of Exercise Price

     The exercise price of a 1989 Director Option may be paid in cash, certified or cashier's check, money order, personal check (in the discretion of the 1989 Director Plan Administrator) or by delivery of already owned shares of Common Stock having a fair market value equal to the exercise price, or by delivery of a combination of the above. One purpose for permitting delivery of Common Stock of Kirby in full or partial payment of the exercise price is to make it possible for the optionee to exercise his 1989 Director Option without the need to sell Common Stock already owned, which sale would result in the optionee incurring capital gain (or loss) for federal tax income purposes or potential Section 16(b) liability under the Exchange Act.

  Nontransferability of 1989 Director Options

     No 1989 Director Option is assignable or transferable, otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the 1989 Director Option is exercisable only by him, his guardian or legal representative.

  Exercisability of 1989 Director Options

     A 1989 Director Option may be fully exercised after the date of grant.

  Expiration of 1989 Director Options

     A 1989 Director Option shall terminate on the earliest to occur of (i) thirty (30) days after the date that the optionee ceases to be a director except that if the optionee dies while a director, the 1989 Director Option will expire one year therefrom or (ii) ten (10) years from the date of grant of the 1989 Director Option.

  Expiration of the 1989 Director Plan

     The 1989 Director Plan expires on July 25, 1999 and any 1989 Director Option outstanding on such date will remain outstanding until its has either expired or has been exercised.

  Adjustments

     The 1989 Director Plan provides in the event of any subdivision or consolidation of shares of Common Stock, any stock dividend, recapitalization or other capital adjustment for the adjustment of (i) the number of shares for which 1989 Director Options may be granted; (ii) the number of shares subject to outstanding 1989 Director Options; and (iii) the exercise price of a 1989 Director Option.

  Amendments

     Without stockholder approval, the 1989 Director Plan may not be amended to increase the number of shares of Common Stock reserved for issuance or change the class of participants under the Director Plan.

  Registration

     Kirby registered the shares issuable pursuant to the exercise of 1989 Director Options with the SEC in 1993.

  Value of 1989 Director Options Granted

     The following table sets forth as of March 14, 1994 the value of outstanding 1989 Director Options under the 1989 Director Plan.

                                                                    1989 DIRECTOR STOCK
                                                                        OPTION PLAN
                                                                   OF KIRBY EXPLORATION
                                                                       COMPANY, INC.
                                                                 -------------------------
                                                                                  NUMBER OF
                                                                                  SHARES OF
                                                                                 COMMON STOCK
                                                                 DOLLAR         UNDERLYING 1994
                                                                VALUE (1)       DIRECTOR OPTIONS
                                                                ---------       ----------------
    Non-Executive Director Group..............................   $847,500           70,000

- ---------------

(1) Based on the difference between the closing price per share of Common Stock on March 14, 1994 on the AMEX as reported by The Wall Street Journal and the exercise price per share for the outstanding 1989 Director Options multiplied by the number of shares reserved for issuance under such 1989 Director Options.

  Stockholder Approval

     Stockholder approval of Amendment No. 1 to the 1989 Director Plan is required by Kirby's Board of Directors; therefore, Amendment No. 1 to the 1989 Director Plan is submitted to the stockholders for their approval.

FEDERAL INCOME TAX CONSEQUENCES

     The grant of a 1989 Director Option will not be taxable to an optionee and Kirby will not be entitled to a deduction with respect to such grant. Upon the exercise of a 1989 Director Option, an optionee who is subject to Section 16(b) of the Exchange Act and who timely files the written election described in
Section 83(b) of the Code will recognize ordinary income at the time of exercise equal to the excess of the then fair market value of the shares of Common Stock received over the exercise price. Each optionee who is subject to Section 16(b) who does not file the Section 83(b) election will not recognize income on the date he exercises his 1989 Director Option, but instead will recognize income six months later (i.e., when the Section 16(b) restrictions lapse), in an amount equal to the excess of the fair market value at that later date of the shares acquired over the exercise price of such shares. Optionees that are not subject to Section 16(b) will recognize income at the time of exercise of a 1989 Director Option determined in the same manner as optionees subject to Section 16(b) who timely file Section 83(b) elections. Since participants in the 1989 Director Plan will not be employees of Kirby, there will be no withholding with respect to the recognized ordinary income resulting from the exercise of 1989 Director Options (although the self-employment tax on self-employed persons generally will apply thereto) and Kirby will be entitled to a deduction as a compensation expense in the amount of such recognized ordinary income. When shares of Common Stock received upon the exercise of a 1989 Director Option subsequently are disposed of in a taxable transaction, the optionee generally will recognize capital gain (or loss) equal to the difference between the total amount realized and the fair market value of the Common Stock on the date the 1989 Director Option was exercised; such capital gain or loss will be long-term or short-term depending upon the optionee's holding period following the exercise of the 1989 Director Option.

APPROVAL

     Assuming the presence of a quorum, the proposal to approve Amendment No. 1 to the 1989 Director Plan adopted by the Board of Directors of Kirby requires the approval by the holders of a majority of the shares of Common Stock represented and voting in person or by proxy at the Annual Meeting at which a quorum is present. Proxies will be voted for or against such proposal in accordance with specifications marked thereon, and, if no specification is made, will be voted in favor of such proposal.

     THE BOARD OF DIRECTORS OF KIRBY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE AMENDMENT NO. 1 TO THE 1989 DIRECTOR STOCK OPTION PLAN FOR KIRBY EXPLORATION COMPANY, INC.

                            OTHER BUSINESS (ITEM 6)

     The Board of Directors knows of no other business that may properly be, or that is likely to be, brought before the meeting. If, however, any other matters are properly presented, it is the intention of the persons named in the accompanying form of Proxy to vote the shares covered thereby as in their discretion they may deem advisable.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG Peat Marwick served as Kirby's principal independent public accountants during 1993 and will continue to serve as Kirby's principal independent public accountants for the current year. Representatives of KPMG Peat Marwick are expected to be present at the 1994 Annual Meeting of Stockholders, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     On October 20, 1992, Kirby engaged the accounting firm of KPMG Peat Marwick to serve as its principal independent public accountant. The services of the accounting firm of Deloitte & Touche, who previously served as Kirby's principal independent public accountant were terminated effective October 20, 1992, except for Kirby's subsidiary, Universal Insurance Company, which will continue to be audited by Deloitte & Touche. The engagement of KPMG Peat Marwick to serve as the principal independent public accountant and the termination of Deloitte & Touche were approved by unanimous consent of Kirby's Board of Directors upon the recommendation of Kirby's Audit Committee.

     With respect to the audit for the year ended December 31, 1991 and the unaudited period to October 20, 1992, there have been no disagreements with Deloitte & Touche on any matters of accounting principles or practices, financial statement disclosure or accounting scope or procedure. The report of Deloitte & Touche on the financial statements for the year ended December 31, 1991 contained no adverse opinion of disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                   DATE OF RECEIPT FOR STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in Kirby's proxy statement for consideration at its Annual Meeting of Stockholders by submitting proposals to Kirby in a timely manner. In order to be so included for the 1995 Annual Meeting, stockholder proposals must be received by Kirby no later than November 19, 1994, and must otherwise comply with the requirements of Rule 14a-8.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Henry Gilchrist
                                          Secretary

March 18, 1994
Houston, Texas

                                                                       EXHIBIT A

                        1994 EMPLOYEE STOCK OPTION PLAN
                                      FOR
                               KIRBY CORPORATION

     Section 1. Purpose. The purpose of this 1994 Employee Stock Option Plan for Kirby Corporation is to advance the interests of Kirby Corporation, a Nevada corporation (the "Company"), by providing an additional incentive to attract and retain qualified and competent employees for the Company and its subsidiaries, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

     Section 2. Definitions. As used herein, the following terms shall have the meaning indicated:

          (a) "Act" shall mean the Securities Exchange Act of 1934, as amended.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Business Day" shall mean (i) if the Shares trade on a national exchange, any day that the national exchange on which the Shares trade is open or (ii) if the Shares do not trade on a national exchange, any day that commercial banks in the City of New York are open.

          (d) "Commission" shall mean the Securities and Exchange Commission.

          (e) "Committee" shall mean the Compensation Committee of the Board or other committee, if any, appointed by the Board pursuant to Section 14 hereof.

          (f) "Company" shall mean Kirby Corporation, a Nevada corporation.

          (g) "Date of Grant" shall mean the date on which the Committee takes formal action to grant an Option to an Eligible Person, provided it is followed, as soon as reasonably possible, by written notice to the Eligible Person of the grant.

          (h) "Director" shall mean a member of the Board.

          (i) "Disinterested Person" shall mean a person who, at the time he or she acts on the granting of any Option is not eligible, and within one year prior thereto has not been eligible, to receive Shares, stock options or stock appreciation rights under (i) this Plan or (ii) any other plan of the Company or any of its affiliates in which administrators of such plan use discretion in granting stock, stock options, stock appreciation rights or any other rights to such person. Persons who are eligible to receive stock options under the 1989 Director Stock Option Plan of Kirby Exploration Company, Inc. or the 1994 Director Stock Option Plan of Kirby Corporation, are deemed "Disinterested Persons" for purposes of this Plan.

          (j) "Eligible Person(s)" shall mean those persons who are Employees or members of the Board of Directors of any Subsidiary, but excluding Directors who are not Employees.

          (k) "Employee(s)" shall mean those persons who are employees of the Company or who are employees of any Subsidiary.

          (l) "Fair Market Value" shall mean:

             (i) If Shares are listed on a national securities exchange at the date of determining the Fair Market Value,

                (A) The mean of the high and low sales price on such exchange on the date of reference as reported in any newspaper of general circulation, or

                (B) If the Shares shall not have traded on such exchange on such date, the mean of the high and low sales price on such exchange on the next day prior thereto on which the Shares were so traded as reported in any newspaper of general circulation; or

             (ii) If Shares shall not be listed as provided in Subsection 2(l)(i), a value determined by any fair and reasonable means prescribed by the Committee.

          (m) "Incentive Stock Option" shall mean an option that is an incentive stock option as defined in Section 422 of the Internal Revenue Code.

          (n) "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time.

          (o) "Nonqualified Stock Option" or "Nonincentive Stock Option" shall mean an option that is not an incentive stock option as defined in Section 422 of the Internal Revenue Code.

          (p) "Option" (when capitalized) shall mean any option granted under this Plan.

          (q) "Optionee" shall mean a person to whom an Option is granted or any successor to the rights of such Option under this Plan by reason of the death of such person.

          (r) "Plan" shall mean this 1994 Employee Stock Option Plan for Kirby Corporation.

          (s) "Share(s)" shall mean a share or shares of the Common Stock , par value ten cents ($0.10) per share, of the Company.

          (t) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Section 3. Shares and Options.

     (a) The Committee may grant to Eligible Persons from time to time Options to purchase an aggregate of up to one million (1,000,000) Shares from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Nonqualified Stock Option as determined by the Committee at the Date of Grant of such Option and shall clearly state whether it is an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options may only be granted to persons who are employees of the Company or a Subsidiary.

     (b) The aggregate Fair Market Value (determined at the Date of Grant of the Option) of the Shares with respect to which any Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year under the Plan and all such plans of the Company and any parent and subsidiary of the Company (as defined in Section 425 of the Code) shall not exceed $100,000.

     Section 4. Conditions for Grant of Options.

     (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from Eligible Persons. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

     (b) In granting Options, the Committee shall take into consideration the contribution the person has made or may make to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, relating an Option to achievement of specific goals established by the Committee or the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

     (c) The Committee in its sole discretion shall determine in each case whether periods of military or government service shall constitute a continuation of employment for the purposes of this Plan or any Option.

     Section 5. Exercise Price. The exercise price per Share of any Option shall be any price determined by the Committee; provided, however, that the exercise price for any Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant.

     Section 6. Exercise of Options. An Option shall be deemed exercised when
(i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Committee determines to be necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable federal or state income tax withholding requirements. Unless further limited by the Committee in any Option, the Exercise price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, by personal check or with Shares (but with Shares only if permitted by an Option agreement or otherwise permitted by the Committee in its sole discretion at the time of exercise and provided that if the Optionee acquired such stock to be surrendered directly or indirectly from the Company, he shall have owned such stock for six months prior to using such stock to exercise an Option) or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date received by the Company.

     Section 7. Exercisability of Options.

     (a) Any Option shall become exercisable in such amounts and at such intervals as the Committee shall provide in any Option, except as otherwise provided in this Section 7; provided in each case that the Option has not expired on the date of exercise.

     (b) The expiration date of an Option shall be determined by the Committee at the Date of Grant, but in no event shall an Option be exercisable after the expiration of ten (10) years from the Date of Grant.

     (c) An Option shall not be exercisable prior to the six-month anniversary of its Date of Grant.

     (d) The Committee may in its sole discretion accelerate the date on which any Option may be exercised.

     (e) On the date thirty (30) days prior to any occurrence described in Subsections (7)(e)(i), (ii) or (iii), but only where such anticipated occurrence actually takes place, notwithstanding the exercise schedule in an Option, each Option shall immediately become exercisable in full where there (i) is any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of (x) the voting stock of the Company or (y) of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; (ii) is a merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive; (iii) is a sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company.

     (f) Notwithstanding any provisions hereof to the contrary, if any Option is accelerated under Subsection 7(d) or (e), the portion of such Option that may be exercised to acquire Shares that the Optionee would not be entitled to acquire but for such acceleration (the "Acceleration Shares"), is limited to that number of Acceleration Shares that can be acquired without causing the Optionee to have an "excess parachute payment" as determined under Section 280G of the Internal Revenue Code, determined by taking into account all of the Optionee's "parachute payments" determined under Section 280G of the Code. If as a result of this Subsection 7(f), the Optionee may not acquire all of the Acceleration Shares, then the Acceleration

Shares that the Optionee may acquire shall be the last shares that the Optionee would have been entitled to acquire had this Option not been accelerated.

     Section 8. Termination of Option Period.

     (a) Unless otherwise provided in any Option, the unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

          (i) except as provided in Subsection 8(a)(iii), thirty (30) days after the date that Optionee ceases to be employed by the Company or a Subsidiary regardless of the reason therefor other than as a result of such termination by reason of (x) death, (y) mental or physical disability of Optionee as determined by a medical doctor satisfactory to the Committee or
     (z) termination of Optionee's employment with the Company or a Subsidiary for cause;

          (ii) except as provided in Subsection 8(a)(iii), one (1) year after the date on which the Optionee suffers a mental or physical disability as determined by a medical doctor satisfactory to the Committee;

          (iii) (y) one (1) year after the date that Optionee ceases to be employed by the Company by reason of death of the Optionee, or (z) six (6) months after the date on which the Optionee shall die, if the Optionee's death shall occur during the thirty-day period described in Subsection 8(a)(i) or the one-year period described in Subsection 8(a)(ii);

          (iv) the date that Optionee ceases to be employed by the Company or a Subsidiary as a result of a termination for cause;

          (v) with respect to Options held by a person who is a member of the Board of Directors of a Subsidiary who is not also an Employee, thirty (30) days after the date that Optionee ceases to be a member of such Board of Directors; provided that if Optionee ceases to be a member of such Board of Directors because of the death of the Optionee, or if Optionee shall die within thirty (30) days after the date that Optionee ceases to be a member of such Board of Directors, such Option shall terminate one (1) year after the date on which Optionee shall cease to be a member of such Board of Directors; and

          (vi) the tenth (10th) anniversary of the Date of Grant of the Option.

     (b) If provided in an Option, the Committee in its sole discretion may, by giving written notice (a "Cancellation Notice") cancel, effective upon the date of the consummation of any of the transactions described in Subsection 7(e), all or any portion of such Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval of such transaction.

     Section 9. Adjustment of Shares.

     (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

          (i) appropriate adjustment shall be made in the maximum number of Shares then subject to being optioned under the Plan, so that the same proportion of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

          (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to outstanding Options, so that the same proportion of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

     (b) The Committee may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of any corporate transaction.

     (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of Shares reserved for issuance under the Plan or the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

     (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (1) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (2) any merger or consolidation of the Company; (3) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (4) the dissolution or liquidation of the Company; (5) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (6) any other corporate act or proceeding, whether of a similar character or otherwise.

     Section 10. Transferability of Options. Each Option shall provide that such Option shall not be transferrable by the Optionee otherwise than by will or the laws of descent and distribution and that so long as an Optionee lives, only such Optionee or his guardian or legal representative shall have the right to exercise such Option.

     Section 11. Issuance of Shares. No person shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to any of the Shares subject to an Option unless and until certificates representing such Shares shall have been issued and delivered to such person. As a condition of any transfer of the certificate for Shares, the Committee may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of the Plan, the agreement evidencing the Option or any law or regulation including, but not limited to, the following:

          (i) A representation, warranty or agreement by the Optionee to the Company at the time any Option is exercised that he or she is acquiring the Shares to be issued to him or her for investment and not with a view to, or for sale in connection with, the distribution of any such Shares;

     and

          (ii) A representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities laws deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

     Section 12. Options for 10% Shareholder. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly (or indirectly through attribution under Section 425(d) of the Code) at the Date of Grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary [as defined in Section 425 of the Internal Revenue Code] at the Date of Grant) unless the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the Date of Grant, and the period during which the Incentive Stock Option may be exercised does not exceed five (5) years from the Date of Grant.

     Section 13. Nonqualified Stock Options. Nonqualified Stock Options may be granted hereunder and shall be subject to all terms and provisions hereof except that each such Nonqualified Stock Option (i) must be clearly designated as a Nonqualified Stock Option; (ii) may be granted for Shares in excess of the limits contained in Subsection 3(b) of this Plan; and (iii) shall not be subject to Section 12 of this Plan. If both Incentive Stock Options and Nonqualified Stock Options are granted to an Optionee, the right to exercise, to the full extent thereof, Options of either type shall not be contingent in whole or in part upon the exercise of, or failure to exercise, Options of the other type. Persons who are members of the Board of Directors of a Subsidiary who are not also Employees shall only be eligible to receive Nonqualified Stock Options.

     Section 14. Administration of the Plan.

     (a) The Plan shall be administered by the Compensation Committee of the Board or other committee thereof as appointed by the Board (herein called the "Committee") consisting of not less than three (3) members of the Board all of whom are Disinterested Persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

     (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

     (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or
(ii) without a meeting by the written approval of a majority of the members of the Committee.

     (d) Subject to the express provisions of this Plan, the Committee shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Plan or any Option; (ii) to construe the terms of this Plan or any Option; (iii) as provided in Subsection 9(a), upon certain events to make appropriate adjustments to the exercise price and number of Shares subject to this Plan and Option; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Plan, including the delegation of such ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or any Option in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Committee shall have full discretion to make all determinations on the matters referred to in this Subsection 14(d), and such determinations shall be final, binding and conclusive.

     Section 15. Government Regulations.

     This Plan, Options and the obligations of the Company to sell and deliver Shares under any Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     Section 16. Miscellaneous.

     (a) The proceeds received by the Company from the sale of Shares pursuant to an Option shall be used for general corporate purposes.

     (b) The grant of an Option shall be in addition to any other compensation paid to the Optionee or other stock option plans of the Company or other benefits with respect to Optionee's position with the Company or its Subsidiaries. The grant of an Option shall not confer upon the Optionee the right to continue as an Employee, or interfere in any way with the rights of the Company to terminate his or her status as an Employee.

     (c) Neither the members of the Board nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to this Plan or any Option, and members of the Board and the Committee shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

     (d) Any issuance or transfer of Shares to an Optionee, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions of this Plan or the applicable Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under the Plan. The Committee may require any Optionee, legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

     (e) Neither the Committee nor the Company guarantees Shares from loss or depreciation.

     (f) All expenses incident to the administration, termination, or protection of this Plan or any Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Plan or any Option.

     (g) Records of the Company shall be conclusive for all purposes under this Plan or any Option, unless determined by the Committee to be incorrect.

     (h) The Company shall, upon request or as may be specifically required under this Plan or any Option, furnish or cause to be furnished all of the information or documentation that is necessary or required by the Committee to perform its duties and functions under this Plan or any Option.

     (i) The Company assumes no liability to any Optionee or his legal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of, the Committee.

     (j) Any action required of the Company relating or the Committee to this Plan or any Option shall be by resolution of its Board, the Committee or by a person authorized to act by resolution of the Board or the Committee.

     (k) If any provision of this Plan or any Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Option, but such provision shall be fully severable, and the Plan or Option, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in the Plan or Option, as applicable.

     (l) Whenever any notice is required or permitted under this Plan or any Option, such notice must be in writing and personally delivered or sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under this Plan or any Option shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this Subsection 16(l) or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this Subsection 16(l). The Company or the Optionee may change, at any time and from time to time, by written notice to the other, the address that it or he had previously specified for receiving notices. Until changed in accordance with this Plan or any Option, the Company and the Optionee shall specify as its and his address for receiving notices the address set forth in the Option pertaining to the Shares to which such notice relates.

     (m) Any person entitled to notice under this Plan may waive such notice.

     (n) This Plan or any Option shall be binding upon the respective Optionee, his legal representatives, heirs, legatees and distributees upon the Company, its successors, and assigns, and upon the Board, the Committee and its successors.

     (o) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Plan's provisions.

     (p) All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by federal law or Nevada corporate law that is controlling. The obligation of the Company to sell and deliver Shares under this Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

     (q) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Option dictates, the plural shall be read as the singular and the singular as the plural.

     Section 17. Amendment and Discontinuation of the Plan. The Committee may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, except to the extent provided in Section 9, no such amendment may, without approval by the stockholders of the Company, (a) increase the number of Shares reserved for Options or change the class of employees eligible to receive Options, (b) permit the granting of Options that expire beyond the maximum 10-year period described in Subsection 7(b), or (c) extend the termination date of the Plan as set forth in Section 18; and provided, further, that, except to the extent provided in Section 8, no amendment or suspension of the Plan or any Option issued hereunder shall, except as specifically permitted in any Option, substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

     Section 18. Effective Date and Termination Date. The effective date of the Plan is the date set forth below, on which the date the Board adopted this Plan; provided, however, if the Plan is not approved by the stockholders of the Company within twelve (12) months after the effective date then, in such event, the Plan and all Options granted pursuant to the Plan shall be null and void. The Plan shall terminate on the tenth anniversary of the effective date.

ADOPTED BY THE BOARD:          January 18, 1994
EFFECTIVE DATE:                January 18, 1994
RATIFIED BY THE STOCKHOLDERS:  April   , 1994

     Executed to evidence the 1994 Employee Stock Option Plan of Kirby Corporation adopted by the Board on January 18, 1994 and the Stockholders on
April   , 1994.

                                          KIRBY CORPORATION

                                          By:    /s/  G. STEPHEN HOLCOMB
                                              --------------------------------
                                               G. Stephen Holcomb, Assistant
                                                          Secretary

                                                                       EXHIBIT B

                  1994 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                                      FOR
                               KIRBY CORPORATION

     Section 1. Purpose.

     This 1994 Nonemployee Director Stock Option Plan of Kirby Corporation is intended as an incentive to attract and retain as independent directors on the Board of Directors of Kirby Corporation, a Nevada corporation (the "Company"), persons of training, experience and ability, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company for the benefit of the stockholders of the Company.

     Section 2. Definitions.

          As used herein, the following terms shall have the meaning indicated:

          (a) "Advisory Director" shall mean any person designated as an Advisory Director by the Board of Directors as provided in the Company's Bylaws.

          (b) "Agreement" shall mean the agreement between the Company and the Optionee that evidences the Option.

          (c) "Business Day" shall mean (i) if the Common Stock trades on a national exchange, any day that the national exchange on which the Common Stock trades is open or (ii) if the Common Stock does not trade on a national exchange, any day that commercial banks in the City of New York are open.

          (d) "Board" shall mean the Board of Directors of the Company.

          (e) "Committee" shall mean the committee designated in Section 5 to administer this Plan.

          (f) "Common Stock" shall mean the Common Stock, par value ten cents ($0.10) per share, of the Company.

          (g) "Date of Grant" shall mean the date on which an Option is granted to an Eligible Person pursuant to Section 7(b) hereof.

          (h) "Director" shall mean a member of the Board.

          (i) "Effective Date" shall mean the date this Plan is approved by the Board of Directors.

          (j) "Eligible Person(s)" shall mean those persons who are Directors or Advisory Directors of the Company and are not Employees.

          (k) "Employee(s)" shall mean those persons who are employees of the Company or who are employees of any Subsidiary.

          (l) "ERISA" shall mean the Employee Retirement Income Security Act and the rules thereunder, as they now exist or may be amended from time to time.

          (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (n) "Fair Market Value" shall mean:

             (i) If Shares are listed on a national securities exchange at the date of determining the Fair Market Value,

                (A) The mean of the high and low sales price on such exchange on the Date of Grant as reported in any newspaper of general circulation, or

                (B) If the Shares shall not have traded on such exchange on such date, the mean of the high and low sales price on such exchange on the next day prior thereto on which the Shares were so traded as reported in any newspaper of general circulation; or

             (ii) If Shares shall not be listed as provided in Subsection 2(n)(i), a value determined by any fair and reasonable means prescribed by the Committee.

          (o) "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986 as it now exists or may be amended from time to time and the rules thereunder.

          (p) "Nonqualified Stock Option" shall mean a stock option that is not an incentive stock option as defined in Section 422 of the Internal Revenue Code.

          (q) "Option" (when capitalized) shall mean any stock option granted under this Plan.

          (r) "Optionee" shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

          (s) "Plan" shall mean this 1994 Nonemployee Director Stock Option Plan of Kirby Corporation.

          (t) "Share(s)" shall mean a share or shares of the Common Stock.

          (u) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Section 3. Total Aggregate Shares.

     Subject to adjustments provided in Section 14 hereof, a total of One Hundred Thousand (100,000) Shares shall be subject to the Plan. The Shares subject to the Plan shall consist of unissued Shares or previously issued Shares reacquired and held by the Company and such number of Shares shall be and hereby is reserved for sale for such purpose. Any of such Shares that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full, the Shares theretofore subject to such Option may again be the subject of an Option under the Plan.

     Section 4. Rule 16b-3 Plan and Shareholder Approval.

     The Company intends for this Plan to comply with the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act. Accordingly, this Plan and any Options shall terminate and become null and void unless this Plan is approved by the stockholders of the Company within one (1) year after the Effective Date at a meeting of stockholders of the Company at which a quorum is present by stockholders of the Company owning a majority of the issued and outstanding shares of Common Stock represented at such meeting.

     Section 5. Administration of the Plan.

     (a) The Plan shall be administered by the Compensation Committee of the Board or other committee thereof as appointed by the Board (the "Committee") consisting of not less than three members of the Board.

     (b) Subject to the express provisions of this Plan, the Committee shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (ii) to determine the terms and provisions of the respective Agreements (which need not be identical); provided, however, such terms and provisions shall not be inconsistent with this Plan, including the extent to which the transferability of Shares issued upon the exercise of Options is restricted;
(iii) to construe the terms of any Agreement and the Plan; (iv) as provided in Subsection 14(a), upon certain events to make appropriate adjustments to the exercise price and number of Shares subject to outstanding Options, the number of Shares reserved under the Plan and the number of Shares subject to Options granted subsequently; and (v) to make all other determinations and perform all other acts necessary or advisable for administering the Plan, including the delegation of such ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Committee shall have full discretion to make all determinations on the matters referred to in this Subsection 5(b), and such determinations shall be final, binding and conclusive.

     Section 6. Type of Options.

     All Options granted under the Plan shall be Nonqualified Stock Options.

     Section 7. Automatic Grant of Options.

     (a) Options shall be granted only to Eligible Persons. Each Option shall be evidenced by an Agreement, which shall contain such terms as the Committee deems advisable and that are not inconsistent with this Plan or applicable laws.

     (b) Options shall automatically be granted to each Eligible Person as follows:

          (i) on the Effective Date, each Eligible Person shall be granted an Option to purchase 1,500 Shares; and

          (ii) on the first Business Day immediately following the date of each Annual Meeting of Stockholders of the Company occurring subsequent to the Effective Date, each Eligible Person shall be granted an Option to purchase an additional 1,500 Shares.

     (c) Except for the automatic grants of Options under Subsection 7(b), no Options shall otherwise be granted hereunder, and the Board or the Committee shall not have any discretion with respect to the grant of Options within the meaning of Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

     (d) Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

     Section 8. Exercise Price.

     The exercise or option price of each Share issuable upon exercise of an Option shall be the Fair Market Value of such Share on the Date of Grant.

     Section 9. Vesting Schedule.

     (a) Shares subject to an Option shall vest in accordance with Subsection 9(b) and (d) hereof.

     (b) Option Shares subject to an Option shall fully vest on the six-month anniversary of the Date of Grant.

     (c) Notwithstanding the foregoing, Shares subject to an Option shall vest as to all Shares then subject to the Option upon the occurrence of any of the following events:

          (i) a transaction (or series of transactions occurring within a 60-day period or pursuant to a plan approved by the Board or stockholders of the Company) occurs that has the result that stockholders of the Company immediately before such transaction cease to own directly or indirectly at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

          (ii) all or substantially all of the assets of the Company shall be sold or otherwise disposed of, except that an Option shall not vest as to all Shares then subject to such Option if, after such sale or disposition:
     (i) the stockholders of the Company immediately prior to such transaction continue to own at least 51% of the voting stock of the entities that acquired 50% or more in value of the assets of the Company so sold or conveyed; and, (ii) the acquiring entity agrees to assume the obligations of the Company under this Plan and the respective Agreements; or,

          (iii) the occurrence of a merger, consolidation or other reorganization of the Company under the terms of which the surviving entity does not assume the obligations of the Company under this Plan and the respective Agreements.

     Section 10. Exercise of Options.

     (a) An Option shall not be exercisable prior to the vesting of such Option. After the six-month anniversary of the Date of Grant of an Option, such Option may be exercised at any time and from time to time during the term of such Option, in whole or in part, with respect to Shares that have vested in accordance with Section 9 hereof. If any Optionee exercises an Option prior to stockholder approval of this Plan as provided in Section 19 hereof, the Optionee must tender the exercise price at the time of exercise and the Company shall hold the exercise price and the Shares to be issued pursuant to such exercise until the stockholders approve the Plan. If the Plan is approved by the stockholders, the Company shall issue and deliver the Shares as to which the Option has been exercised. If the Plan is not approved by the stockholders, the Company shall return the exercise price to the Optionee and no Shares will be issued.

     (b) Options may be exercised: (i) during the Optionee's lifetime, solely by the Optionee; or (ii) after the Optionee's death, by the personal representative of the Optionee's estate or the person or persons entitled thereto under his will or under the laws of descent and distribution.

     (c) An Option shall be deemed exercised when: (i) the Company has received written notice of such exercise delivered to the Company in accordance with the notice provisions of the applicable Agreement; (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been tendered to the Company; and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with the applicable federal or state income tax withholding requirements.

     (d) The exercise price of any Shares purchased shall be paid (i) solely in cash, by certified or cashier's check, by money order or by personal check, or
(ii) at the option of the Optionee, in Common Stock theretofore owned by such Optionee (or by a combination of the above); provided, however, that if the Optionee acquired such stock to be surrendered directly or indirectly from the Company, he shall have owned such stock for six months prior to using such stock to exercise an Option. For purposes of determining the amount, if any, of the exercise price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise. Any Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Company.

     (e) The Optionee shall not be, nor have any of the rights or privileges of, a stockholder of the Company with respect to any Shares purchasable upon the exercise of any part of an Option unless and until certificates representing such Shares shall have been issued by the Company to the Optionee.

     Section 11. Termination of Option Period.

     (a) The unexercised portion of an Option shall automatically and without notice terminate and become null and void and be forfeited upon the earliest to occur of the following:

          (i) except as provided in Subsection 11(a)(ii), if the Optionee's position as a Director of the Company terminates for any reason, one year after the date the Optionee ceases to be a Director.

          (ii) one (1) year after the date on which the Optionee shall die, if the Optionee's death shall occur during the one-year period described in Subsection 11(a)(i); or

          (iii) ten (10) years after the Date of Grant of such Option.

     (b) The Committee in its sole discretion may, by giving written notice to an Optionee ("Cancellation Notice"), cancel, effective upon the date of the consummation of any corporate transaction described in Section 9(d) hereof, any portion of an Option that remains unexercised on such date. Such cancellation notice shall be given to Optionee at least ten (10) days prior to the date of cancellation.

     Section 12. Terms of Option.

     Each Option granted under this Plan shall have a term of ten (10) years from the Date of Grant of such Option.

     Section 13. Assignability of Options.

     No Option shall be assignable or otherwise transferable, except by will or the laws of descent and distribution.

     Section 14. Adjustments.

     (a) If at any time there shall be an increase or decrease in the number of issued and outstanding Shares, through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then appropriate proportional adjustment shall be made in the number of Shares (and with respect to outstanding Options, the exercise price per Share): (i) subject to outstanding Options; (ii) reserved under the Plan; and (iii) subject to Options granted subsequently. In the event of a dispute concerning such adjustment, the Committee has full discretion to determine the resolution of such dispute. Such determination shall be final, binding and conclusive.

     (b) In the event of a merger, consolidation or other reorganization of the Company under the terms of which the Company is not the surviving corporation, but the surviving corporation elects to assume an Option, the respective Agreement and this Plan, the Optionee shall be entitled to receive, upon the exercise of such Option, with respect to each Share issuable upon exercise of such Option, the number of shares of stock of the surviving corporation (or equity interest in any other entity) and any other notes, evidences of indebtedness or other property that Optionee would have received in connection with such merger, consolidation or other reorganization had he exercised the Option with respect to such Share immediately prior to such merger, consolidation or other reorganization.

     (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

     (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issuance by the Company of debt securities or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     Section 15. Purchase for Investment.

     As a condition of any issuance of a stock certificate for Shares upon the exercise of an Option, the Committee may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Plan or any law or regulation, including, but not limited to, the following:

          (a) a representation and warranty by the Optionee to the Company at the time his Option is exercised that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

          (b) a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the certificates representing the Shares.

     Section 16. Amendment, Modification, Suspension or Discontinuance of this Plan.

     For the purpose of complying with changes in the Code or ERISA, the Committee may amend, modify, suspend or terminate the Plan at any time. For the purpose of meeting or addressing any other changes in legal requirements or any other purpose, the Committee may amend, modify, suspend or terminate the Plan only once every six months. Subject to changes in law or other legal requirements, including any change in the provisions of Rule 16b-3 that would permit otherwise, the Plan may not be amended without the consent of the holders of a majority of the shares of Common Stock represented at a meeting at which a quorum is present to: (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except for adjustments pursuant to Section 14 of the Plan); (ii) increase materially the benefits accruing to Optionees under the Plan; or, (iii) modify materially the requirements as to eligibility for participation in the Plan.

     Section 17. Governmental Regulations.

     This Plan, and the granting of Options and the exercise of Options hereunder and the obligation of the Company to sell and deliver Shares under such Options shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     Section 18. Miscellaneous.

     (a) The proceeds received by the Company from the sale of Shares pursuant to Options shall be used for general corporate purposes.

     (b) The Options granted to Directors under this Plan shall be in addition to regular director's fees, stock options granted pursuant to the Company's 1989 Director Stock Option Plan or other stock option plans of the Company or other benefits with respect to the Director's position with the Company or its Subsidiaries. Nothing contained in the Plan, or in any Agreement, shall confer upon any Optionee the right to continue as a director of the Corporation, or interfere in any way with the rights to terminate his status as a director.

     (c) Neither the members of the Board nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Option granted under it, and members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit (provided such settlement is approved by independent legal counsel selected by the Company) and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

     (d) Any payment of cash or any issuance or transfer of Shares to the Optionee, or to his legal representative, heir, legatee, distributee or permitted assign, in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims of such persons under the Plan. The Committee may require any Optionee, legal representative, heir, legatee, distributee or permitted assign, as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

     (e) Neither the Committee nor the Company guarantees Shares from loss or depreciation.

     (f) All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under the Plan.

     (g) Records of the Company shall be conclusive for all purposes under the Plan, unless determined by the Committee to be incorrect.

     (h) The Company shall, upon request or as may be specifically required under the Plan, furnish or cause to be furnished all of the information or documentation that is necessary or required by the Committee to perform its duties and functions under the Plan.

     (i) The Company assumes no liability to the Optionee or his legal representatives, heirs, legatees, distributees or permitted assigns for any act of, or failure to act on the part of, the Committee.

     (j) Any action required of the Company relating to the Plan shall be by resolution of its Board, the Committee or by a person authorized to act by resolution of the Board or the Committee.

     (k) If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but such provision shall be fully severable, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included in the Plan.

     (l) Whenever any notice is required or permitted under the Plan or any Option, such notice must be in writing and personally delivered or sent by mail or next day delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under this Plan or any Option shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has previously specified by written notice delivered in accordance with this Subsection 18(l) or, if by courier, twenty-four (24) hours after it is sent, addressed as described in this Subsection 18(l). The Company or an Optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance with the Plan or any Option, the Company and each Optionee shall specify as its and his address for receiving notices the address set forth in the Option pertaining to the Shares to which such notice relates.

     (m) Any person entitled to notice under the Plan may waive such notice.

     (n) The Plan or any Option shall be binding upon the respective Optionee, his legal representatives, heirs, legatees, distributees and permitted assigns, upon the Corporation, its successors, and assigns, and upon the Board, the Committee and its successors.

     (o) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of the Plan's provisions.

     (p) All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by federal law or Nevada corporate law that is controlling. Questions arising with respect to the provisions of an Agreement that are matters of contract law shall be governed by the laws of the state specified in the Agreement, except to the extent preempted by federal law and except to the extent that Nevada corporate law conflicts with the contract law of such state, in which event Nevada corporate law shall govern. The obligation of the Company to sell and deliver Shares under the Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

     (q) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

     Section 19. Effective Date and Termination Date.

     The Effective Date of the Plan is January 18, 1994, the date on which the Board adopted this Plan, but is subject to the approval of the Plan by at least a majority of the votes cast by the stockholders of the Company at the next meeting of stockholders at which a quorum is present. All grants made under the Plan prior to such approval shall be effective when made, but shall be conditioned upon and subject to such approval of the Plan. This Plan shall terminate on the tenth (10th) anniversary of the Effective Date.

ADOPTED BY THE BOARD OF DIRECTORS:          January 18, 1994
APPROVED BY THE STOCKHOLDERS:               April 19, 1994

                                          KIRBY CORPORATION

                                          By:   /s/  G. STEPHEN HOLCOMB
                                              ---------------------------------
                                              G. Stephen Holcomb, Assistant
                                                        Secretary

                                                                       EXHIBIT C

                         1993 NONQUALIFIED STOCK OPTION
                                       OF
                               KIRBY CORPORATION
                                      FOR
                              ROBERT G. STONE, JR.
                              DATED JULY 20, 1993

     Section 1. Purpose.

     On July 20, 1993, the Board of Directors of Kirby Corporation, a Nevada corporation (the "Company"), adopted resolutions granting Robert G. Stone, Jr. ("Optionee") Nonqualified Stock Options to purchase 25,000 shares of Common Stock on the terms and conditions herein provided as an incentive to retain the Optionee as Chairman of the Board of the Company or as a member of the Board of Directors of the Company.

     Section 2. Definitions.

     As used herein, the following terms shall have the meaning indicated:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Business Day" shall mean (i) if the Common Stock trades on a national exchange, any day that the national exchange on which the Common Stock trades is open or (ii) if the Common Stock does not trade on a national exchange, any day that commercial banks in the City of New York are open.

          (c) "Committee" shall mean the committee designated in Section 16 to administer this Plan.

          (d) "Common Stock" shall mean the Company's common stock, $0.10 par value per share.

          (e) "Date of Grant" shall be the Effective Date.

          (f) "Effective Date" shall mean the date first written above, which is the date this Option is approved by the Board.

          (g) "ERISA" shall mean the Employee Retirement Income Security Act, as amended.

          (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (i) "Fair Market Value" shall mean:

             (i) If Shares are listed on a national securities exchange at the date of determining the Fair Market Value,

                (A) The mean of the high and low sales price on such exchange on the Date of Grant as reported in any newspaper of general circulation, or

                (B) If the Shares shall not have traded on such exchange on such date, the mean of the high and low sales price on such exchange on the next day prior thereto on which the Shares were so traded as reported in any newspaper of general circulation; or

             (ii) If Shares shall not be listed as provided in Subsection 2(h)(i), a value determined by any fair and reasonable means prescribed by the Committee.

          (j) "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time.

          (k) "Nonqualified Stock Option" shall mean a stock option that is not an incentive stock option as defined in Section 422 of the Internal Revenue Code.

          (l) "Option" (when capitalized) shall mean this Nonqualified Stock Option exercisable for 25,000 shares of Common Stock granted to Robert G. Stone, Jr., which is deemed to be a Plan pursuant to Rule 16b-3 under the Exchange Act.

          (m) "Option Period" shall mean the period commencing on the date hereof and ending on July 20, 2003, or such earlier dates as the Option may terminate under Section 9 hereof.

          (n) "Optionee" shall mean Robert G. Stone, Jr.

          (o) "Share(s)" shall mean a share or shares of the Common Stock.

          (p) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Section 3. Grant of Option.

     The Company hereby grants to the Optionee on the date hereof an option to purchase 25,000 shares of Common Stock on the terms and conditions herein provided.

     Section 4. Rule 16b-3 Plan and Stockholder Approval.

     The Company intends for this Option to comply with the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act. Accordingly, this Option shall terminate and become null and void unless this Option is approved by the stockholders of the Company within one (1) year after the Effective Date at a meeting of stockholders of the Company at which a quorum is present by stockholders of the Company owning a majority of the issued and outstanding shares of Common Stock represented at such meeting.

     Section 5. Exercise Price.

     The exercise price per share of Common Stock subject to this Option is $18.625, which price was the mean of the high and low sales price of Common Stock on the American Stock Exchange on July 20, 1993 as reported by The Wall Street Journal, Southwest Edition.

     Section 6. Vesting Schedule.

     (a) The Option to purchase Shares of Common Stock shall vest 20% of the total number of Shares initially subject to such Option (as such number may be adjusted pursuant to Section 11) on January 20, 1994 and 20% on the date of the annual stockholders meeting beginning in 1994, if following such meeting the Optionee is a member of the Board.

     (b) Notwithstanding the foregoing, the Option shall vest as to all Shares then subject to this Option upon the occurrence of any of the following events:

          (1) a transaction (or series of transactions occurring within a 60-day period or pursuant to a plan approved by the Board or the shareholders of the Company) occurs which has the result that stockholders of the Company immediately before such transaction cease to own directly or indirectly at least 51% of the voting stock of the Company or of any entity which results from the participation of the Company, in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

          (2) all or substantially all of the assets of the Company shall be sold or otherwise disposed of except that this Option shall not vest as to all Shares then subject to this Option if after such sale or disposition
     (i) the stockholders of the Company immediately prior to such transaction continue to own at least 51% of the voting stock of the entities which acquired 50% or more in value of the assets of the Company so sold or conveyed and (ii) the acquiring entity agrees to assume the obligations of the Company under this Agreement; or

          (3) the occurrence of a merger, consolidation or other reorganization of the Company under the terms of which the surviving entity does not assume the obligations of the Company under this Agreement.

     Section 7. Type of Option.

     The Option granted hereunder shall be a Nonqualified Stock Option.

     Section 8. Exercise of the Option.

     (a) This Option shall not be exercisable prior to January 20, 1994. After January 20, 1994, this Option may be exercised at any time and from time to time during the Option Period, in whole or in part, with respect to Shares that have vested in accordance with Section 6 hereof. If the Optionee exercises this Option prior to stockholder approval of this Plan as provided in Section 4 hereof, the Optionee must tender the exercise price at the time of exercise and the Company shall hold the exercise price and the Shares to be issued pursuant to such exercise until the stockholders approve the Plan. If the Plan is approved by the stockholders, the Company shall issue and deliver the Shares as to which the Option has been exercised. If the Plan is not approved by the stockholders, the Company shall return the exercise price to the Optionee and no Shares will be issued.

     (b) This Option may be exercised (i) during the Optionee's lifetime, solely by the Optionee or (ii) after the Optionee's death, by the personal representative of the Optionee's estate or the person or persons entitled thereto under his will or under the laws of descent and distribution.

     (c) This Option shall be deemed exercised when (i) the Company has received written notice of such exercise delivered to the Company in accordance with the terms of Subsection 17(l) hereof, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been tendered to the Company, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with applicable federal or state income tax withholding requirements.

     (d) The exercise price of any Shares purchased shall be paid (i) solely in cash, by certified or cashier's check, by money order or by personal check or
(ii) at the option of the Optionee, in Common Stock theretofore owned by such Optionee (or by a combination of the above); provided, however, that if the Optionee acquired such stock to be surrendered directly or indirectly from the Company, he shall have owned such stock for six months prior to using such stock to exercise this Option. For purposes of determining the amount, if any, of the exercise price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise. Any Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Company.

     (e) The Optionee shall not be, nor have any of the rights or privileges of, a stockholder of the Company with respect to any Shares purchasable upon the exercise of any part of this Option unless and until certificates representing such Shares shall have been issued by the Company to the Optionee.

     Section 9. Termination of Option Period.

     (a) The unexercised portion of this Option shall automatically and without notice terminate and become null and void upon the earliest to occur of the following:

          (i) one (1) year after the death of the Optionee; or

          (ii) July 20, 2003.

     (b) The Committee in its sole discretion may, by giving written notice to the Optionee ("Cancellation Notice"), cancel, effective upon the date of the consummation of any corporate transaction described in Subsection 6(b) hereof, any portion of this Option which remains unexercised on such date. Such cancellation notice shall be given to Optionee at least ten (10) days prior to the date of cancellation.

     Section 10. Assignability.

     This Option is not assignable or otherwise transferable except by will or the laws of descent and distribution.

     Section 11. Adjustments.

     (a) If at any time while any unexercised portion of this Option is outstanding there shall be an increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then appropriate adjustment shall be made in the number of Shares and the exercise price per Share subject to such outstanding portion of this Option, so that the same proportion of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

     (b) In the event of a merger, consolidation or other reorganization of the Company under the terms of which the Company is not the surviving corporation, but the surviving corporation elects to assume this Option, the Optionee shall be entitled to receive, upon the exercise of this Option, with respect to each Share (i) the number of shares of stock of the surviving corporation (or equity interest in any other entity) and (ii) any other notes, evidences of indebtedness or other property, that Optionee would have received in connection with such merger, consolidation or other reorganization had he executed the Option with respect to such Share immediately prior to such merger, consolidation or other reorganization.

     (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to this Option.

     (d) Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to this Option; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     Section 12. Purchase for Investment.

     As a condition of any issuance of a stock certificate for Shares, the Committee may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Option or any law or regulation, including, but not limited to, the following:

          (a) a representation and warranty by the Optionee to the Company, at the time this Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

          (b) a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the certificates representing the Shares.

     Section 13. Amendment, Modification, Suspension or Discontinuance of this Plan.

     For the purpose of complying with changes in the Code or ERISA, the Committee may amend, modify, suspend or terminate the Option any time without the consent of the Optionee and for the purpose of meeting or addressing any other changes in legal requirements or any other purpose, the Committee may amend, modify, suspend or terminate the Option only once every six months; provided that no such amendment, modification, suspension or termination shall materially impair the Option without the consent of the Optionee.

     Section 14. Government Regulations.

     This Option, and the obligation of the Company to sell and deliver Shares under this Option, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     Section 15. Withholding.

     Prior to the issuance of any Shares to Optionee under this Option, Optionee shall pay to the Company in a form satisfactory to the Company the amount (if any) which the Company reasonably determines to be necessary for the employer of the Optionee to withhold in accordance with applicable federal or state tax withholding requirements.

     Section 16. Administration of the Plan.

     (a) This Option shall be administered by the Committee. The Committee shall be the Compensation Committee of the Board excluding Optionee (if he is a member of the Compensation Committee); provided, however, that for purposes of this Option, the Committee shall consist of not less than two individuals; provided further, however, that if no Compensation Committee is appointed, the Board (if a majority of which and a majority of the Directors acting on any matter are Disinterested Persons) shall administer the Option and in such case all references to the Committee shall be deemed to be references to the Board. The Committee shall have all of the powers of the Board with respect to the Option.

     (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Option. The determinations and the interpretation and construction of any provision of the Option by the Committee shall be final and conclusive.

     (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting, or
(ii) without a meeting by the written approval of a majority of the members of the Committee.

     (d) Subject to the express provisions of this Option, the Committee shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Option; (ii) to construe the terms of this Option; (iii) as provided in Subsection 11, upon certain events to make appropriate adjustments to the exercise price and number of Shares subject to this Option; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Option, including the delegation of such ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Option in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Committee shall have full discretion to make all determinations on the matters referred to in this Subsection 16(d), and such determinations shall be final, binding and conclusive.

     Section 17. Miscellaneous.

     (a) The proceeds received by the Company from the sale of Shares pursuant to this Option shall be used for general corporate purposes.

     (b) This Option shall be in addition to regular director's fees paid to the Optionee and stock options granted to the Optionee pursuant to the Company's 1989 Director Stock Option Plan or other stock option plans of the Company or other benefits with respect to Optionee's position with the Company or its Subsidiaries. Nothing contained in this Option shall confer upon the Optionee the right to continue as a director or Chairman of the Board of the Company, or interfere in any way with the rights of the Company to terminate his status as a director or Chairman of the Board.

     (c) Neither the members of the Board nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to this Option, and members of the Board and the Committee shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

     (d) Any payment of cash or any issuance or transfer of Shares to the Optionee, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions of this Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under the Plan. The Committee may require any Optionee, legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

     (e) Neither the Committee nor the Company guarantees Shares from loss or depreciation.

     (f) All expenses incident to the administration, termination, or protection of this Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Option.

     (g) Records of the Company shall be conclusive for all purposes under this Option, unless determined by the Committee to be incorrect.

     (h) The Company shall, upon request or as may be specifically required under this Option, furnish or cause to be furnished all of the information or documentation that is necessary or required by the Committee to perform its duties and functions under this Option.

     (i) The Company assumes no liability to the Optionee or his legal representatives, heirs, legatees, distributees or permitted assigns for any act of, or failure to act on the part of, the Committee.

     (j) Any action required of the Company relating to this Option shall be by resolution of its Board, the Committee or by a person authorized to act by resolution of the Board or the Committee.

     (k) If any provision of this Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Option, but such provision shall be fully severable, and this Option shall be construed and enforced as if the illegal or invalid provision had never been included in this Option.

     (l) Whenever any notice is required or permitted under this Option, such notice must be in writing and personally delivered or sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under this Option shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has previously specified by written notice delivered in accordance with this Subsection 17(l) or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this Subsection 17(l). The Company or the Optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance with this Option, the Company and the Optionee shall specify as its and his address for receiving notices the address set forth in this Option pertaining to the Shares to which such notice relates.

     (m) Any person entitled to notice under this Option may waive such notice.

     (n) This Option shall be binding upon the Optionee, his legal representatives, heirs, legatees and distributees upon the Company, its successors, and assigns, and upon the Board, the Committee and its successors.

     (o) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of the Option's provisions.

     (p) All questions arising with respect to the provisions of this Option shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by federal law or Nevada corporate law that is controlling. The obligation of the Company to sell and deliver Shares under this Option is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

     (q) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Option dictates, the plural shall be read as the singular and the singular as the plural.

ADOPTED BY THE BOARD OF DIRECTORS:         July 20, 1993
APPROVED BY THE STOCKHOLDERS:              April   , 1994
Address:  1775 St. James Place             KIRBY CORPORATION
          Suite 300
          Houston, Texas 77056

                                           By   /s/  GEORGE A. PETERKIN, JR.
                                              ---------------------------------
                                             George A. Peterkin, Jr., President


Address:  39th Floor, Chrysler Bldg        By     /s/  ROBERT G. STONE, JR.
405 Lexington Avenue                          ---------------------------------
New York, NY 10174                              Robert G. Stone, Jr., Optionee



                                                                       EXHIBIT D

                                AMENDMENT NO. 1
                                     TO THE
                        1989 DIRECTOR STOCK OPTION PLAN
                                      FOR
                        KIRBY EXPLORATION COMPANY, INC.
                            (NOW KIRBY CORPORATION)

     The Board of Directors of Kirby Corporation, formerly Kirby Exploration Company, Inc. (the "Company"), amends prospectively as of January 18, 1994 the 1989 Director Stock Option Plan for Kirby Exploration Company, Inc., now Kirby Corporation (the "Plan") in the following respect only:

          First: The designation and name of the Plan is hereby amended and changed to: 1989 Director Stock Option Plan for Kirby Corporation.

          Second: Section 4(c)(i) of the Plan is hereby amended and restated in its entirely as follows:

             (i) Each Eligible Person who is elected a Director (not previously being a Director) shall be granted an Option for FIVE THOUSAND (5,000) Shares on the date of such Eligible Person's election as a Director, such date being the Date of Grant for such Option; and

          Third: The foregoing amendment to the Plan be effective prospectively only as of January 18, 1994 and that any stock options granted under the Plan prior to January 18, 1994 shall be governed by the Plan as it existed prior to the foregoing amendment.

          Fourth: The foregoing amendment, along with the prospective nature of the foregoing amendment, be submitted for approval to the Company's stockholders at the 1994 Annual Meeting of Stockholders or at some other meeting of stockholders.

          Fifth: If the stockholders of the Company do not approve the foregoing amendment within one (1) year after January 18, 1994, the foregoing amendment shall be null and void and any stock options granted subsequent January 18, 1994 shall be increased to such amount as if such grants had occurred pursuant to the Plan as it existed prior to January 18, 1994.

     The Board of Directors of the Company approved the foregoing amendment on January 18, 1994 and the stockholders of the Company approved the foregoing amendment on April 19, 1994.

                                          KIRBY CORPORATION

                                          By:    /s/  G. STEPHEN HOLCOMB
                                               G. Stephen Holcomb, Assistant
                                                          Secretary

P                            KIRBY CORPORATION
                      1775 St. James Place, Suite 300
R                              P.O. Box 1745
                          Houston, Texas 77251-1745
0
          This Proxy is Solicited on behalf of the Board of Directors
X                             of Kirby Corporation.

Y

The undersigned hereby appoints Robert G. Stone, Jr., George A. Peterkin, Jr.,
G. Stephen Holcomb and Henry Gilchrist, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each to represent and to vote as designated below, all the shares of common stock, par value $0.10 per share, of Kirby Corporation (the "Company") held of record by the undersigned on March 1, 1994, the Record Date, at the Annual Meeting of Stockholders to be held on April 19, 1994, at the J.W. Marriott Houston Hotel, 5150 Westheimer, in the Harris Room, Houston, Texas, at 10:00 A.M. (local time) and any adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PERSONS LISTED IN ITEM 1 AND SHOULD ANY OF THEM BECOME UNAVAILABLE FOR NOMINATION OR ELECTION OR REFUSE TO BE NOMINATED OR ACCEPT ELECTION AS A DIRECTOR OF THE COMPANY, THE PROXY WILL BE VOTED FOR THE ELECTION OF SUCH
PERSON OR PERSONS AS MAY BE NOMINATED OR DESIGNATED BY THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 6.

                (Please date and sign on reverse side)

                                                             See reverse side

/X/  Please mark votes as in this example

Please mark boxes in blue or black ink.

The Board of Directors recommends a vote "FOR" all of the following Proposals.

a. Election of Directors duly nominated:
Nominees: George F. Clements, Jr., J. Peter Klellgen,
William M. Lamont, Jr., C.W. Murchison, III, George A.
Peterkin, Jr., J.H. Pyne, Robert G. Stone, Jr., J. Virgil
Waggoner
                   FOR              WITHHELD
                   / /                / /

/ / __________________________________
For all nominees except as noted above

2. Proposal to approve the 1994 Employee Stock Option Plan.

                  FOR             AGAINST          ABSTAIN
                  / /               / /              / /

3. Proposal to approve the 1994 Nonemployee Director Stock Option Plan.

                  FOR             AGAINST          ABSTAIN
                  / /               / /              / /

4. Proposal to approve the 1993 Stock Option Plan for Robert G. Stone, Jr.

                  FOR             AGAINST          ABSTAIN
                  / /               / /              / /

5. Proposal to amend the 1989 Director Stock Option Plan reducing the number of stock options automatically granted to future Directors from 10,000 to 5,000 shares of Common Stock.

                  FOR             AGAINST          ABSTAIN
                  / /               / /              / /

6. To transact such other business that may properly come before the meeting or any adjournments thereof.


MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW / /


Please execute this Proxy as your name(s) appear(s) hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary or representative capacity, please set forth the full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: _________________, Date _____________________ 1994

Signature: _________________, Date _____________________ 1994

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY
PROMPTLY USING THE ENCLOSED ENVELOPE.